Exhibit 1.1

EXECUTION VERSION

PERPETUAL TRUSTEE COMPANY LIMITED

SMART ABS SERIES 2013-1US TRUST

US$100,000,000 Class A-1 Asset Backed Fixed Rate Notes;

US$60,000,000 Class A-2a Asset Backed Fixed Rate Notes;

US$70,000,000 Class A-2b Asset Backed Floating Rate Notes;

US$50,000,000 Class A-3a Asset Backed Fixed Rate Notes;

US$89,000,000 Class A-3b Asset Backed Floating Rate Notes;

US$106,000,000 Class A-4a Asset Backed Fixed Rate Notes; and

US$25,000,000 Class A-4b Asset Backed Floating Rating Notes.

US$ UNDERWRITING AGREEMENT

January 16, 2013

RBS Securities Inc., as Underwriter and as Representative of the Several Underwriters listed in Schedule I

Ladies and Gentlemen:

Perpetual Trustee Company Limited (ABN 42 000 001 007), a company incorporated in Australia (the “Issuer Trustee”), in its capacity as trustee of the SMART ABS Series 2013-1US Trust (as defined below) proposes to sell to RBS Securities Inc. (“RBS”), as Representative (in such capacity, the “Representative”) for J.P. Morgan Securities LLC (“J.P. Morgan”), Macquarie Capital (USA) Inc. (“Macquarie Capital”), and ANZ Securities, Inc. (“ANZ Securities” and together with RBS, J.P. Morgan and Macquarie Capital, the “Underwriters” and each such entity an “Underwriter”), US$100,000,000 aggregate principal amount of Class A-1 Asset Backed Fixed Rate Notes (the “Class A-1 Notes”); US$60,000,000 aggregate principal amount of Class A-2a Asset Backed Fixed Rate Notes (the “Class A-2a Notes”); US$70,000,000 aggregate principal amount of Class A-2b Asset Backed Floating Rate Notes (the “Class A-2b Notes”); US$50,000,000 aggregate principal amount of Class A-3a Asset Backed Fixed Rate Notes (the “Class A-3a Notes”); US$89,000,000 aggregate principal amount of Class A-3b Asset Backed Floating Rate Notes (the “Class A-3b Notes”); US$106,000,000 aggregate principal amount of Class A-4a Asset Backed Fixed Rate Notes (the “Class A-4a Notes”); and US$25,000,000 aggregate principal amount of Class A-4b Asset Backed Floating Rates Notes (the “Class A-4b Notes”, and together with the Class A-1 Notes, the Class A-2a Notes, the Class A-2b Notes, the Class A-3a Notes, the Class A-3b Notes and the Class A-4a Notes, the “US$ Notes”), to be issued by the Issuer Trustee as trustee of the SMART ABS Series 2013-1US Trust (the “Trust”). The Issuer Trustee will also at the same time issue its A$5,858,000 Class B Asset Backed Floating Rate Notes; A$19,437,000 Class C Asset Backed Floating Rate Notes; A$13,312,000

Class D Asset Backed Floating Rate Notes; A$11,982,000 Class E Asset Backed Floating Rate Notes; and A$7,988,000 Seller Asset Backed Floating Rate Notes (collectively, the “Other Notes” and together with the US$ Notes, the “Notes”). Each Note will be secured by the assets of the Trust held by the Issuer Trustee in accordance with the Master Security Trust Deed, dated February 27, 2007 (as amended, supplemented or otherwise modified from time to time), among the Issuer Trustee, Macquarie Securities Management Pty Limited (the “Manager”) (ABN 26 003 435 443) and P.T. Limited (ABN 61 004 454 666) (the “Security Trustee”) and the General Security Deed, among the Issuer Trustee, the Manager, the Security Trustee and The Bank of New York Mellon, as trustee for the persons that are registered holders of the US$ Notes from time to time (the “US$ Note Trustee”). The assets of the Trust means all assets held by the Issuer Trustee from time to time as trustee of the Trust including, among other things, a pool of hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale and chattel mortgages relating to vehicles (the “SMART Receivables”). The Trust will be created pursuant to the Master Trust Deed, dated March 11, 2002 (as the same may be amended, supplemented or otherwise modified from time to time, (the “Master Trust Deed”), between the Manager and the Issuer Trustee (as successor to Permanent Custodians Limited) and the Trust Creation Deed, dated December 17, 2012 (as the same may be amended, supplemented or otherwise modified from time to time the “Trust Creation Deed”), executed by the Issuer Trustee. The US$ Notes will be issued pursuant to the US$ Note Trust Deed, to be dated on or about January 9, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “US$ Note Trust Deed”), among the Issuer Trustee, Macquarie Leasing Pty Limited (ABN 38 002 674 982) (“MLPL”), the Manager and the US$ Note Trustee and the Series Supplement, dated January 8, 2013 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series Supplement”), among the Manager, the Issuer Trustee, MLPL and Macquarie Bank Limited (ABN 46 008 583 542) (“Macquarie Bank”). The Manager and MLPL are each a “Macquarie Party” and collectively are referred to herein as the “Macquarie Parties”.

MLPL has prepared and filed with the Securities and Exchange Commission (the “Commission”) in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Act”), a shelf registration statement on Form S-3 (having the registration number 333-181822), including a form of prospectus, as amended by pre-effective amendment no. 1 relating to the US$ Notes. The registration statement as amended has been declared effective by the Commission. If any post-effective amendment has been filed with respect thereto, prior to the execution and delivery of this US$ Underwriting Agreement (the “Agreement”), the most recent such amendment shall have been declared effective by the Commission. Such registration statement, as amended at the time of effectiveness, including all material incorporated by reference therein and including all information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is referred to in this Agreement (as defined below) as the “Registration Statement.” MLPL proposes to file with the Commission pursuant to Rule 424(b) under the Act (“Rule 424(b)”) a supplement (such supplement, together with any amendment thereof or supplement thereto, is hereinafter referred to as the “Prospectus Supplement”) to the prospectus included in the Registration Statement (such prospectus, together with any amendment thereof or supplement thereto, in the form it appears in the Registration Statement or in the form most recently revised and filed with the Commission pursuant to Rule 424(b) is hereinafter referred to as the “Base Prospectus”) relating to the US$ Notes and the method of distribution thereof. The Base Prospectus as supplemented by the Prospectus Supplement is hereinafter referred to as the “Prospectus.”

At or prior to the time when sales (including any Contracts of Sale (as defined below)) of the US$ Notes were first made to investors by the Underwriters, which shall be deemed to be 10:41 New York time on January 16, 2013, (the “Time of Sale”), MLPL had prepared the following information (together, as a whole, the “Time of Sale Information”): (i) the preliminary prospectus supplement dated January 10, 2013, and the base prospectus dated September 28, 2012 (together, the “Preliminary Prospectus”), and (ii) each Free Writing Prospectus (as hereinafter defined) used at or prior to the time of sale. “Free Writing Prospectus” means any “free writing prospectus”, as defined in Rule 405 under the Act relating to the US$ Notes that (i) is required to be filed with the Commission by MLPL, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5) (i) because it contains a description of the Notes or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in MLPL’s records pursuant to Rule 433(g). For the avoidance of doubt, each of the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus shall constitute a Free Writing Prospectus. “Ratings Free Writing Prospectus” means the free writing prospectus dated January 10, 2013. “Pricing Free Writing Prospectus” means the free writing prospectus dated January 16, 2013. The parties hereto acknowledge that no Free Writing Prospectus has been filed with the Commission other than the Ratings Free Writing Prospectus and the Pricing Free Writing Prospectus.

If the Manager, MLPL or an Underwriter determines or becomes aware that any “written communication” (as defined in Rule 405 under the Act) (including without limitation the Preliminary Prospectus) or oral statement (when considered in conjunction with all information conveyed at the time of the “contract of sale” within the meaning of Rule 159 under the Act and all Commission guidance relating to such rule (the “Contract of Sale”)) made or prepared by MLPL or such Underwriter contains an untrue statement of material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading at the time that a Contract of Sale was entered into, either MLPL or such Underwriter may prepare corrective information, with notice to the other parties; provided that any corrective information prepared by such Underwriter must be approved in writing by MLPL and the Representative, which approval, in each case, shall not be unreasonably withheld or delayed. Such Underwriter shall deliver such information in a manner reasonably acceptable to both parties, to any person with whom a Contract of Sale was entered into based on such written communication or oral statement, and such information shall provide any such person with the following:

(i)      adequate disclosure of the contractual arrangement;

(ii)     adequate disclosure of the person’s rights under the existing Contract of Sale at the time termination is sought;

(iii)    adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original

Contract of Sale; and

(iv)    a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale.

Any costs or losses incurred in connection with any such termination or reformation shall be paid by MLPL.

Notwithstanding anything to the contrary herein, in the event the Manager or MLPL becomes aware that, as of the Time of Sale, any Preliminary Prospectus contains or contained any untrue statement of material fact or omits or omitted to state a material fact necessary in order to make the statements contained therein (when read in conjunction with all Time of Sale Information) in light of the circumstances under which they were made, not misleading (a “Defective Prospectus”), the Manager or MLPL, as the case may be, shall promptly notify the Underwriters of such untrue statement or omission no later than one Business Day after discovery and MLPL shall, if requested by the Underwriters, prepare and deliver to the Underwriters an amended Preliminary Prospectus approved by the Underwriters that corrects material misstatements or omissions in a prior preliminary prospectus (a “Corrected Prospectus”).

When used in this Agreement, “Transaction Documents” shall mean the Master Trust Deed, the Deed of Assumption (as defined in the Series Supplement), the Master Security Trust Deed, the Master Sale and Servicing Deed (as defined in the Series Supplement), the US$ Note Trust Deed, the Series Supplement, the General Security Deed, the Agency Agreement (as defined in the Series Supplement), the Trust Creation Deed, the Currency Swap Agreement (as defined in the Series Supplement), each Currency Swap (as defined in the Series Supplement), the Fixed Rate Swap Agreement (as defined in the Series Supplement), the US$ Note Conditions (as defined in the Series Supplement), each Transfer Proposal (as defined in the Master Sale and Servicing Deed) and each Note. To the extent not defined herein, capitalized terms used herein have the meanings assigned to such terms in the Prospectus (as defined herein).

In this Agreement unless otherwise stated, a reference to the Issuer Trustee is a reference to the Issuer Trustee in its capacity as trustee of the Trust only, and in no other capacity. Any reference to the assets, business, property or undertaking of the Issuer Trustee, unless otherwise stated, is a reference to the Issuer Trustee in that capacity only.

Each of the Macquarie Parties, the Issuer Trustee and the Underwriters agrees as follows:

1.	Purchase and Sale.

(a)	The Issuer Trustee, at the direction of the Manager, agrees to sell the US$ Notes to the several Underwriters as hereinafter provided, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees to purchase, severally and not jointly, from the Issuer Trustee the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a price set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes):

US$ Notes	Price

Class A-1 Notes	100%

Class A-2a Notes	99.99737%

Class A-2b Notes	100%

Class A-3a Notes	99.99668%

Class A-3b Notes	100%

Class A-4a Notes	99.96671%

Class A-4b Notes	100%

The selling concessions that the Underwriters may allow to certain dealers, and the discounts that such dealers may reallow to certain other dealers, each expressed as a percentage of the initial principal amount of the respective class of US$ Notes, shall be as set forth in Schedule VIII.

(b)	In connection with such purchase, MLPL will pay in immediately available funds on the Closing Date to each Underwriter a commission and discount equal to the respective principal amount of the US$ Notes set forth opposite such Underwriter’s name in Schedule I hereto at a rate set forth below (expressed as a percentage of the initial principal amount of the respective class of US$ Notes), which underwriting commission and discount shall be paid to the Representative on behalf of each of the Underwriters in an aggregate amount equal to US$1,247,800:

US$ Notes	Underwriting Commissions and Discounts

Class A-1 Notes	0.100%

Class A-2a Notes	0.200%

Class A-2b Notes	0.200%

Class A-3a Notes	0.290%

Class A-3b Notes	0.290%

Class A-4a Notes	0.370%

Class A-4b Notes	0.370%

2.	Offering.

The Manager, MLPL and the Issuer Trustee understand that the Underwriters intend to make a public offering in the United States (and to make non-public offerings in other jurisdictions) of their respective portions of the Class A Notes, upon the terms specified in the Prospectus and in this Agreement, as soon after the parties hereto have executed and delivered this Agreement as in the judgment of the Representative is advisable. If the Prospectus specifies an initial public offering price or a method by which the price at which such US$ Notes are to be sold is determined, then after the US$ Notes are released for sale to the public, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale hereunder and under such selling arrangements.

3.	Delivery and Payment.

Subject to Section 7, payment for the US$ Notes shall be made no later than 12:00 noon, New York City time on January 23, 2013, by wire transfer in immediately available funds to the account specified by the Issuer Trustee to the Representative, or at such other time on the same or such other date, not later than the fifth Business Day thereafter, as the Representative and the Manager may agree upon in writing. The time and date of such payment are referred to herein as the “Closing Date.” As used herein, the term “Business Day” means any day other than a Saturday, Sunday or a day on which banks are permitted or required to be closed in New York City, Sydney, Melbourne or London.

Payment for the US$ Notes shall be made against delivery to the US$ Note Trustee as custodian for The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., as nominee for DTC, for the respective accounts of the several Underwriters of one or more fully registered, global book-entry notes in the form requested by the Underwriters in accordance with the terms of the US$ Note Trust Deed (the “Book-Entry Notes”) representing each of (i) US$100,000,000 in aggregate Invested Amount of the Class A-1 Notes, (ii) US$60,000,000 in aggregate Invested Amount of the Class A-2a Notes, (iii) US$70,000,000 in aggregate Invested Amount of the Class A-2b Notes, (iv) US$50,000,000 in aggregate Invested Amount of the Class A-3a Notes, (v) US$89,000,000 in aggregate Invested Amount of the Class A-3b Notes, (vi) US$106,000,000 in aggregate Invested Amount of the Class A-4a Notes and (vii) US$25,000,000 in aggregate Invested Amount of the Class A-4b Notes, with any transfer taxes payable in connection with the transfer to the Underwriters of the US$ Notes duly paid by the Manager. The Book-Entry Notes will be made available for inspection by the Underwriters at the office of Skadden, Arps, Slate, Meagher & Flom LLP, at Four Times Square, New York, New York 10036 not later than 1:00 p.m., New York City time, on the Business Day prior to the Closing Date. Interests in any Book-Entry Notes will initially be held only in book entry form through DTC.

4.	Representations, Warranties and Covenants by Underwriters.

(a)

No offering document or other form of disclosure in relation to the US$ Notes has been lodged with, or registered by, the Australian Securities and Investments Commission or the Australian Securities Exchange or any other exchange or authority. Accordingly, each of the Underwriters, severally and not jointly, represents and agrees as to itself alone that it has not offered and will not offer, for issue of the US$ Notes, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Corporations Act 2001 (Cth))) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Corporations Act 2001 (Cth) and regulation 7.1.18 of the Australian Corporations Regulations) (or its equivalent in another currency), or (ii) the offer, invitation or sale does not require disclosure to investors under Part 6D.2 of the Corporations Act 2001 (Cth), complies with the Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Corporations Act 2001 (Cth).

(b)	Each Underwriter agrees, severally and not jointly, that it will not sell US$ Notes it acquires under this Agreement to any person, or invite or induce offers from any person, for US$ Notes if the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, knew, or had reasonable grounds to suspect (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Income Tax Assessment Act 1936 (the “Tax Act”) and any ruling or determination issued by the Commissioner of Taxation in respect thereof), that such US$ Notes would be acquired directly or indirectly by any person specified in Schedule II or Schedule III or any person specified in writing to the Underwriter by the Issuer Trustee or Macquarie Bank or a Macquarie Party as being an associate (as defined in section 128F(9) of the Tax Act and as further described in section 128F(5) of the Tax Act) of the Issuer Trustee or Macquarie Bank or a Macquarie Party prior to the date falling 30 days after the date of this Agreement (unless in the case of a person so specified in writing, an offer, invitation or sale has been made to that person prior to that person being so specified).

(c)	Each Underwriter agrees, severally and not jointly, with the Issuer Trustee that, within 30 days of the date of this Agreement, it will offer all of the US$ Notes acquired by it pursuant to this Agreement for sale, or invite or induce offers to buy the US$ Notes by making bona fide offers of those US$ Notes to at least 10 persons each of which is carrying on a business of providing finance, or investing or dealing in securities, in the course of operating in the financial market and none of whom are known, or suspected (interpreted so as to have the same meaning as in sections 128F(3) and 128F(5) of the Tax Act and any ruling or determination issued by the Commissioner of Taxation in respect thereof) by the employees or other personnel of the Underwriter involved with making the offer or effecting the sale, to be an associate (as defined in section 128F(9) of the Tax Act) of any of the other offerees.

(d)

Each Underwriter agrees that it will: (i) provide written advice to the Issuer Trustee and the Macquarie Parties within 40 days of the issue of US$ Notes specifying that it has complied with Section 4(c) if requested by the Issuer Trustee or Macquarie Party; and (ii) cooperate with reasonable requests from the Issuer Trustee or Manager for information for the purposes of assisting to demonstrate that the public offer test under section 128F of the Tax Act has been satisfied in respect of the US$ Notes; provided that no Underwriter shall be obliged to disclose the identity of the purchaser of any Note or any information the disclosure of which such identity might/would be capable of being ascertained or any information the disclosure of which would be contrary to or prohibited by any relevant law, regulation or directive or information which has been provided to the Underwriter on a confidential basis or is otherwise confidential to the purchaser of any Note or potential purchaser of any Note.

(e)	Each Underwriter severally, and not jointly, agrees that the distribution of the Time of Sale Information and the offering and sale of the US$ Notes in certain foreign jurisdictions may be restricted by law. The US$ Notes may not be offered or sold, directly or indirectly, and neither the Time of Sale Information nor any form of application, advertisement or other offering material may be issued, distributed or published in any country or jurisdiction, unless permitted under, and in accordance with, all applicable laws and regulations. Each Underwriter agrees severally, and not jointly, to comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers US$ Notes or possesses or distributes the Time of Sale Information or any other offering material.

(f)	Each Underwriter severally, and not jointly, agrees that it and each of its affiliates has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for any such arrangements with the other Underwriters or affiliates of the other Underwriters or with the prior written consent of the Manager and MLPL, and in all cases, provided that such Underwriter complies with the terms and conditions of this Agreement.

(g)	Each Underwriter severally, and not jointly, acknowledges and agrees (i) that it did not enter into any Contract of Sale for any US$ Notes prior to the Time of Sale and (ii) that it shall convey the Time of Sale Information and any amendments or supplements thereto prepared by MLPL and provided to the Underwriters prior to the Time of Sale to each person who purchases a US$ Note (or an interest therein) from such Underwriter prior to the Time of Sale.

(h)	Each Underwriter severally, and not jointly, acknowledges and agrees that it shall convey the Prospectus and any amendments or supplements thereto prepared by MLPL relating to such US$ Notes to each person who purchases a US$ Note (or an interest therein) from such Underwriter at or prior to delivery of the written confirmation of the sale of such US$ Notes to such person.

(i)

Each Underwriter severally, and not jointly, represents and warrants to MLPL, the Manager and the other Underwriters, and acknowledges and agrees that (i) on and prior to the date of this Agreement it has not delivered any written Rating Agency Information to any nationally recognized statistical rating organization (each, an “NRSRO”), other than the Rating Agency Information set forth in Schedule VII; (ii) as of the date of this Agreement, and until the Closing Date (and, only with respect to information set forth in clause (b) of the definition of Rating Agency Information below, after the Closing Date), it has not delivered and will not deliver any written Rating Agency Information to any NRSRO other than with the written consent of a Macquarie Party; and (iii) it has not communicated and will not communicate any Rating Agency Information orally to any NRSRO except in circumstances where an authorized representative of any Macquarie Party participated in such oral communications; provided, however, that if an Underwriter receives an oral communication from any NRSRO, such Underwriter is authorized to inform such NRSRO that it will respond to the oral communication with a designated representative from MLPL or will refer such NRSRO to MLPL who will respond to the oral communication. For the purposes of this Agreement, “Rating Agency Information” means any information provided to any NRSRO for the purpose of (a) determining the initial credit rating for the US$ Notes, including information about the characteristics of the SMART Receivables, the legal structure of the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, or (b) undertaking credit rating surveillance on the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents, including information about the characteristics and performance of the SMART Receivables, the US$ Notes and the transactions contemplated by this Agreement and the Transaction Documents (as contemplated by paragraph (a)(3)(iii)(c) of Rule 17g-5). Notwithstanding any other provision of this Agreement, in no event shall the aggregate liability of any Underwriter arising out of any breach or breaches by such Underwriter of its representation and warranty or covenants set forth in this clause (i) exceed the aggregate amount of total discounts, commissions and fees received by such Underwriter pursuant to this Agreement.

(j)	Each Underwriter severally, and not jointly, acknowledges and agrees that, except as otherwise provided herein, no written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Macquarie Parties.

5.	Representations and Warranties of the Macquarie Parties and the Issuer Trustee.

I.	The Issuer Trustee represents and warrants to each Underwriter and the Macquarie Parties as of the date of this Agreement, as of the Time of Sale (as defined above) and as of the Closing Date, and agrees with each Underwriter and the Macquarie Parties, that:

(a)

since the respective dates as of which information is provided in any of the Time of Sale Information, the Other Materials (as defined below) and the Prospectus (as defined below), there has been no material adverse change or any development involving a likely material adverse change in or affecting the business, management, results of operations, or condition (financial or otherwise) of the Issuer Trustee except as disclosed in the Time of Sale Information and the Prospectus, which is material in the context of the Issuer Trustee performing its obligations and duties under the US$ Notes and each Transaction Document to which it is or is to be a party;

(b)	it has been duly incorporated and is validly existing as a corporation under the Corporations Act 2001 (Cth), with the power and authority (corporate and other) to conduct its business as described in the Time of Sale Information and the Prospectus and to issue the US$ Notes and to act as required by this Agreement and each Transaction Document to which it is or is to be a party and, by law, to comply with the requirements of any legislation and subordinate legislation applicable to it and no other thing is required to be done by the Issuer Trustee (including without limitation the making of any filing or registration) in order to issue the US$ Notes or to execute and act as required by this Agreement and each Transaction Document to which it is or is to be a party;

(c)	it has been duly qualified for the transaction of business and is in good standing under the laws of each other jurisdiction in which it conducts any business so as to require such qualification, other than where the failure to be so qualified and in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(d)	this Agreement has been duly authorized and executed by the Issuer Trustee;

(e)	the US$ Notes have been duly authorized, and, when issued, delivered and paid for pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute legal, valid, binding and enforceable obligations of the Issuer Trustee, entitled to the benefits provided by the US$ Note Trust Deed, the Series Supplement, the Master Trust Deed, the Master Security Trust Deed and the other Transaction Documents, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles. The execution, delivery and performance by the Issuer Trustee of each of the Transaction Documents to which it either is, or is to be, a party and this Agreement has been duly authorized by the Issuer Trustee, and, when executed and delivered by it and, each of the other parties thereto, each of the Transaction Documents and this Agreement will constitute a legal, valid and binding obligation of the Issuer Trustee, enforceable against it in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles;

(f)

it is not, nor with the giving of notice or lapse of time or both will be, in violation of or in default under, (i) its constitution or (ii) any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except in the case of (ii), for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; the issue and sale of the US$ Notes and the performance by it of all of the provisions of its obligations under the US$ Notes, the Transaction Documents and this Agreement and the consummation of the transactions herein and therein contemplated will not (I) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets of the Trust is subject; (II) result in any violation of the provisions of (x) its constitution or (y) any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties; or (III) other than the Prior Interest (as defined in the Master Security Trust Deed), result in the creation or imposition of any lien or encumbrance upon any of its property pursuant to the terms of any indenture, mortgage, contract or other instrument other than pursuant to the Transaction Documents which, in the case of clauses (I), (II)(y) and (III) above could reasonably be expected to have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required by the Issuer Trustee for the issue and sale of the US$ Notes or the consummation by the Issuer Trustee of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as may be required under state securities or “blue sky” laws in connection with the purchase and resale of the US$ Notes by the Underwriters;

(g)	other than as set forth in or contemplated by the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to its knowledge, threatened against or affecting the Issuer Trustee or the Trust or, to which it is or may be a party or to which it or any property of the Trust is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which the Issuer Trustee is a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents by the Issuer Trustee, (iii) that may adversely affect the United States federal or Australian federal or state income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect the Issuer Trustee’s performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents against the Issuer Trustee or (v) which could reasonably be expected to individually or in the aggregate have a material adverse effect on the interests of the holders of any of the US$ Notes;

(h)	the representations and warranties of the Issuer Trustee in respect of the Trust contained in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein;

(i)	to the Issuer Trustee’s knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(j)	it has not taken any corporate action and (to the best of its knowledge and belief having made reasonable inquiry and investigation) no other steps have been taken and subsist or legal proceedings been started and subsists or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(k)	other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature will be imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia, in connection with the authorization, execution or delivery of any of the Transaction Documents to which it is or is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes or the performance by the Issuer Trustee of any of its obligations under the Transaction Documents to which it is or is to be a party or the US$ Notes, other than any stamp duty payable with respect to the execution of the Transaction Documents;

(l)	the US$ Notes and the obligations of the Issuer Trustee under the US$ Note Trust Deed and the Series Supplement will be secured (pursuant to the Master Security Trust Deed and the General Security Deed) by a first ranking security interest over the assets of the Trust subject only to the Prior Interest (as defined in the Master Security Trust Deed), the General Security Deed being duly registered and any stamp duty payable thereon being duly paid;

(m)	no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice or direction and/or the passage of time and/or the fulfillment of any other requirement) oblige it to retire as Issuer Trustee or constitute grounds for its removal as Issuer Trustee under any Transaction Document or to the best of its knowledge constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(n)	it enters into this Agreement in its capacity as trustee of the Trust, the Trust is in existence and validly constituted and it has been validly appointed trustee, of and is the sole trustee of, the Trust; and

(o)	other than the US$ Notes there are no securities of the Issuer Trustee secured by any assets of the Trust registered under the Securities Exchange Act (the “Exchange Act”), or listed on a national securities exchange or quoted in a U.S. automated inter-dealer quotation system.

II.	Each of MLPL and the Manager (provided that the representations and warranties set forth in Section 5(II)(a), 5(II)(l), and 5(II)(x) through (dd) are made by MLPL only) represents and warrants (in respect of itself only) to each Underwriter and the Issuer Trustee, that as of the date of this Agreement, as of the Time of Sale and as of the Closing Date:

(a)	the Registration Statement (x) has been filed with the Commission and has become effective and is still effective as of the date hereof and (y) was declared effective by the Commission within three years prior to the Closing Date. The conditions to the use of a registration statement on Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 under the Act, have been satisfied with respect to the Registration Statement.

(b)	(A) as of the applicable effective date as to each part of the Registration Statement pursuant to Rule 430B(f)(2), and any amendment thereto under the Act, the Registration Statement complied, and on the date of this Agreement the Registration Statement will comply, in all material respects with the requirements of the Act and the rules and regulations of the Commission promulgated under the Act (the “Rules and Regulations”) and at such times did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) on the date of this Agreement, at the time of the filing of the Prospectus pursuant to Rule 424(b) and at the Closing Date, the Prospectus will comply in all material respects with the requirements of the Act and the Rules and Regulations and does not include, or will not include, any untrue statement of a material fact, nor does the Prospectus omit to state, nor will it omit to state, any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Registration Statement or Prospectus, as applicable, based upon the Excluded Information;

(c)	the Time of Sale Information, as of its date and at the Time of Sale, (i) did, and on the Closing Date will, comply in all material respects with the requirements of the Act and the Rules and Regulations and (ii) did not, and on the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation and warranty shall not apply to any statements in or omissions from the Time of Sale Information based upon the Excluded Information.

(d)	no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Manager or MLPL, threatened by the Commission; and no order preventing or suspending the use of any preliminary prospectus has been issued by the Commission;

(e)	since the respective dates as of which information is given in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations, taken as a whole, of any of the Macquarie Parties, otherwise than as set forth or contemplated in the Time of Sale Information, which is material in the context of it performing its obligations and duties under each Transaction Document to which it is or is to be a party;

(f)	it is a corporation duly incorporated and validly existing under the Corporations Act 2001 (Cth), it has the power and authority (corporate and other) to own its properties and conduct its business as described in the Time of Sale Information and the Prospectus and to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party and to carry out the transactions contemplated by such Transaction Documents; it has been duly qualified or licensed for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification or licensing, other than where the failure to be so qualified or licensed or in good standing would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents;

(g)	this Agreement has been duly authorized, executed and delivered by it;

(h)	each of the Transaction Documents to which it is or is to be a party has been duly authorized by it, and, when executed and delivered by it and each of the other parties thereto, each of the Transaction Documents to which it is or is to be a party will constitute a legal, valid and binding obligation of the Manager, enforceable against the Manager in accordance with its terms, subject as to enforceability to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws or general principles affecting the enforcement of creditors rights generally and to general equitable principles; and the Time of Sale Information and the Prospectus are fair summaries in all material respects of the US$ Notes and the Transaction Documents except to the extent the Transaction Documents relate solely to the Other Notes.

(i)

it is not, nor with the giving of notice or lapse of time or both would it be, in violation of or in default under, any Transaction Document to which it is or is to be a party, its constitution or any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except for violations and defaults which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents, the Underwriters, the Issuer Trustee, the issue and sale of the US$ Notes hereunder or the performance by it of all of the provisions of its obligations under the Transaction Documents and this Agreement and the consummation of the transactions herein and those contemplated in the Transaction Documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or any other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets are subject, nor will any such action result in any violation of the provisions of its constitution or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it, or any of its properties except for such conflict, breach, default or violation which individually and in the aggregate would not have a material adverse effect on the transactions contemplated herein or in the Transaction Documents; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the US$ Notes hereunder or the consummation of the transactions contemplated by this Agreement or the Transaction Documents, except such consents, approvals, authorizations, orders, licenses, registrations or qualifications as have been obtained under the Act, the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the latter, including such applicable rules and regulations, the “Trust Indenture Act”) and as may be required under state securities or “blue sky” laws of the United States in connection with the purchase and resale of the US$ Notes by the Underwriters;

(j)	other than as set forth or contemplated in the Time of Sale Information and the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the best of its knowledge, threatened against or affecting it or its properties or, to which it is or may be a party or to which it or any of its property is or may be the subject, (i) asserting the invalidity of this Agreement or of any of the Transaction Documents to which it is or is to be a party, (ii) seeking to prevent the issuance of the US$ Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Transaction Documents to which it is or is to be a party, (iii) that may adversely affect the United States federal or Australian income, excise, franchise or similar tax attributes of the US$ Notes, (iv) that could materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Transaction Documents or (v) which could individually or in the aggregate reasonably be expected to have a material adverse effect on the interests of the holders of the US$ Notes or the marketability of the US$ Notes, and there are no contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not described as required or are not filed as required;

(k)	the representations and warranties made by it in the Transaction Documents are true and correct in all material respects as of the time as of which they were given therein (provided that no representation and warranty is given in this subsection (k) with respect to the matters covered by subsection (l) below);

(l)	the representations and warranties given by MLPL to the Warehouse Trusts (as defined in the Prospectus) with respect to the SMART Receivables as of the cut-off date relating to each transfer of those SMART Receivables from MLPL to the relevant Warehouse Trust were true and correct in all material respects when made;

(m)	it owns, possesses or has obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations from, and has made all declarations and filings with, all Australian and United States federal, state, local and other governmental authorities (including United States regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to perform its obligations under this Agreement and the Transaction Documents, and it has not received any actual notice of any proceeding relating to revocation or modification of any such license, permit, certificate, consent, order, approval or other authorization; and it is in compliance with all laws and regulations necessary for the performance of its obligations under this Agreement and the Transaction Documents;

(n)	to the best of its knowledge, no event has occurred which would entitle the Manager to direct the Issuer Trustee to retire as trustee of the Trust under any Transaction Document;

(o)	it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken and subsist or legal proceedings been started and subsist or threatened against it for its winding-up, dissolution or reorganization or for the appointment of a receiver, receiver and manager, administrator, provisional liquidator or similar officer of it or of any or all of its assets;

(p)

other than with respect to an Australian resident noteholder or a non-resident holding the US$ Notes at or through a permanent establishment in Australia who does not provide the Issuer Trustee with a tax file number or an Australian Business Number (where applicable) or proof of an appropriate exemption to quote such numbers, subject only to compliance with Section 128F of the Tax Act in relation to payments under the US$ Notes, no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind, levied, collected, withheld or assessed by or within, the Commonwealth of Australia or any sub-division of or authority therein or thereof having power to tax in such jurisdiction, in connection with the authorization, execution or delivery of the Transaction Documents to which it is to be a party or with the authorization, execution, issue, sale or delivery of the US$ Notes and the performance of its obligations under the

Transaction Documents to which it is, or is to be, a party and the US$ Notes except for any of the Transaction Documents on which stamp duty is payable;

(q)	to the best of its knowledge, no event has occurred or circumstances arisen which, had the US$ Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfillment of any other requirement) constitute an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed);

(r)	it has not entered and will not enter into any contractual arrangement with respect to the distribution of the US$ Notes except for this Agreement;

(s)	the Trust is not, nor as a result of the issuance of the US$ Notes and the application of the proceeds thereof in accordance with the Transaction Documents will the Trust become, an entity subject to registration as an “investment company” under the Investment Company Act of 1940 as amended;

(t)	there have been no amendments to the Transaction Documents or to the Master Trust Deed in so far as the same relates to the Trust which have not been disclosed in writing to the Underwriters;

(u)	under the laws of the State of New South Wales the claims of the Underwriters against it under this Agreement will rank at least pari passu with the claims of all other unsecured and unsubordinated creditors except claims mandatorily preferred by law;

(v)	in any proceedings taken in the Commonwealth of Australia or in the state of New York in relation to the Transaction Documents or this Agreement, it will not be entitled to claim for itself or any of its assets immunity from suit, execution, attachment or other legal process;

(w)	no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Time of Sale Information or the Other Materials has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith and, on and as of the date of the Prospectus and the Closing Date, no forward-looking statement (within the meaning of Section 27A of the Act and Section 21E of the Exchange Act) contained in the Prospectus will have been made or reaffirmed without a reasonable basis or will have been disclosed other than in good faith;

(x)	MLPL has provided a written representation (the “17g-5 Representation”) to each NRSRO hired by the Macquarie Parties to rate the Notes (the “Rating Agencies”), which satisfies the requirements of paragraph (a)(3)(iii) of Rule 17g-5 of the Exchange Act;

(y)

it has complied with the 17g-5 Representation (other than any breach of the 17g- 5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited, or in the case of the Manager any subsidiary of Macquarie Bank Limited; provided, that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation. The Macquarie Parties have not provided Rating Agency Information to any affiliate other than Macquarie Bank Limited and MCU;

(z)	it has complied with Rule 193 under the Act in connection with the offering of the Notes;

(aa)	the documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act and the Exchange Act, and the rules and regulations of the Commission thereunder, provided that MLPL makes no representation or warranty regarding any documents incorporated by reference in the Registration Statement or the Prospectus under the section “The Currency Swaps and the Fixed Rate Swap – The Currency Swaps – The Currency Swap Provider”. When the Note Trust Deed is executed by all the parties thereto, it will conform in all material respects with the requirements of the Trust Indenture Act, and at all times thereafter will be duly qualified under the Trust Indenture Act;

(bb)	MLPL has satisfied all of its obligations under the Exchange Act and is eligible for use of Form S-3 under the Act;

(cc)	as of the Time of Sale, MLPL was not and as of the Closing Date is not, an “ineligible issuer”, as defined in Rule 405 under the Act;

(dd)	MLPL has filed or will file the Preliminary Prospectus, each Free Writing Prospectus and any “issuer information” as defined under Rule 433(h) under the Act included in any Free Writing Prospectus permitted by this Agreement that is required to have been filed under the Act and the Rules and Regulations and it has done or will do so within the applicable periods of time required under the Act and the Rules and Regulations.

(ee)

No written information relating to the US$ Notes or the offering thereof has been delivered by it to potential investors in connection with the offering of the US$ Notes prior to the date hereof other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

6.	Covenants and Agreements by the Manager, MLPL and the Issuer Trustee.

I.	Each of MLPL and the Manager covenants and agrees with each of the several Underwriters as follows:

(a)	If filing of any Free Writing Prospectus, the Preliminary Prospectus or the Prospectus or any portion thereof is required under the Act (including, without limitation, Rule 424(b) or Rule 433 of the Commission), to file such Free Writing Prospectus, Preliminary Prospectus or Prospectus, properly completed, and any supplement thereto, pursuant to the Act (including, without limitation, Rule 424(b) or Rule 433, as applicable), within the prescribed time period and to furnish copies of any Free Writing Prospectus, the Preliminary Prospectus and the Prospectus to the Underwriters, provided that the distribution of such copies shall be at the Underwriters’ expense, in New York City prior to 10:00 a.m., New York City time, on the Business Day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

(b)	To deliver, at the expense of MLPL, to the Representative upon its request up to 5 signed copies of the Registration Statement and each post-effective amendment thereto, in each case including exhibits, and to each other Underwriter a conformed copy of the Registration Statement and each post-effective amendment thereto, in each case without exhibits and, during the period of 90 days following the first date of public offering of the US$ Notes, to each of the Underwriters, as many copies of the Prospectus (including all amendments and supplements thereto) as the Representative may reasonably request, provided that the distribution of such copies shall be at the Underwriter’s expense.

(c)	Subject to Section 4, each of the Manager and MLPL hereby (A) authorizes the Underwriters to distribute copies of the Prospectus and any amended Prospectus or supplement to the Prospectus in accordance with the provisions of Section 4 hereof, (B) acknowledges that copies of the Time of Sale Information have already been distributed by the Underwriters with the consent of the Manager and MLPL and (C) acknowledges that copies of the materials set forth in Schedule IV hereto (the “Other Materials”) have already been distributed by the Underwriters with the consent of the Manager and MLPL.

(d)	For the period of 90 days following the Time of Sale, before filing any amendment or supplement to the Registration Statement or the Base Prospectus and the Prospectus Supplement, to furnish to the Representative a copy of the proposed amendment or supplement for review and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

(e)	If, at any time after the Closing Date and prior to the earlier of 90 days following the first resale of any US$ Notes by the Underwriters hereunder or the completion of the initial distribution of the US$ Notes by the Underwriters hereunder, either the Manager or MLPL becomes aware of the occurrence of any event as a result of which the Prospectus or Time of Sale Information as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with any applicable law, the Manager or MLPL, as the case may be, will promptly notify the Underwriters of such event and will promptly prepare, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Underwriters’ consent to, nor the delivery to offerees or investors of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 7.

(f)	So long as the US$ Notes are outstanding or until such time as the Representative advises MLPL that the Underwriters have ceased to maintain a secondary market in the US$ Notes, whichever occurs first, MLPL agrees that it will furnish to the Underwriters, to the extent not otherwise available from any publicly available source, (i) copies of each certificate, the annual statements of compliance and the annual independent certified public accountant’s audit report on the financial statements furnished to the Issuer Trustee pursuant to the Transaction Documents by first class mail as soon as practicable after such statements and reports are furnished to the Issuer Trustee, (ii) copies of each amendment to any of the Transaction Documents applicable to the Trust, (iii) on each day preceding a Distribution Date (as defined in the Series Supplement) or as soon thereafter as practicable, notice by email or facsimile to the Underwriters of the Note Factor (as defined in the note conditions set out in Schedule 7 of the US$ Note Trust Deed, the “Note Conditions”), (iv) copies of all reports or other communications (financial or other) furnished to holders of the US$ Notes, and (v) from time to time such other information concerning the Trust, the Manager and/or MLPL as the Underwriters may reasonably request.

(g)	To the extent, if any, that the ratings provided with respect to the US$ Notes by the Rating Agencies are conditional upon the furnishing of documents or the taking of any other action by the Manager or MLPL, each of the Manager and MLPL shall use its reasonable efforts to furnish such documents and take any other such action.

(h)	Each of the Manager and MLPL will, upon reasonable request, assist the Underwriters to make arrangements with DTC, Euroclear and Clearstream, Luxembourg concerning the issue of the US$ Notes and related matters.

(i)	Each of MLPL and the Manager will not take, or cause to be taken, any action and will not knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below.

(j)	The Manager will cause the security interest created by or contained in the Master Security Trust Deed and the General Security Deed to be perfected by registration on the PPS Register.

(k)	Each of MLPL and the Manager agrees that it will comply with all laws, regulations and orders of Governmental Agencies (as defined in the Master Trust Deed) binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement.

(l)	Each of MLPL and the Manager agrees to notify the Issuer Trustee and the Underwriters immediately upon it becoming actually aware of any condition, event or act which with the giving of notice and/or the lapse of time and/or any determination or certification would constitute a material breach of any Transaction Document or this Agreement or an Event of Default (as defined in the Master Security Trust Deed as modified by the General Security Deed).

(m)	Each of MLPL and the Manager agrees to notify each Underwriter promptly of any act, condition, matter or thing of which it becomes aware prior to the Closing Date which would render its representations and warranties set forth in Section 5(II) untrue or inaccurate in any material respect if the same were made or repeated with reference to the facts and circumstances then existing.

(n)	Without the prior written consent of the Underwriters, none of the Macquarie Parties shall, and shall not direct the Issuer Trustee to, and each of the Macquarie Parties shall cause their affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

(o)	None of the Macquarie Parties shall, and each of the Macquarie Parties shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes.

(p)	Each of the Macquarie Parties shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and each of the Macquarie Parties shall use its best efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes.

(q)	Each of the Macquarie Parties acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters.

(r)	Each of the Macquarie Parties will comply with the 17g-5 Representation (other than any breach of the 17g-5 Representation that would not have a material adverse effect on the Notes or the rating of the Notes); provided, that no representation is made with respect to any breach arising from a breach by any Underwriter of its obligations under Section 4(h). Each of the Macquarie Parties, severally and not jointly, will be fully responsible and liable to the Underwriters for full compliance with the 17g-5 Representation, including for posting on the applicable internet web site all Rating Agency Information communicated by Macquarie Bank Limited; or, in the case of the Manager only, any subsidiary of Macquarie Bank Limited, provided that the Macquarie Parties will not be responsible or liable for any breach of the 17g-5 Representation arising from a breach by any Underwriter of its obligations under Section 4(h). Each Macquarie Party has authorized Macquarie Group Limited’s Group Treasury division to have communications on behalf of it with NRSROs relating to Rating Agency Information. No other affiliate of the Macquarie Parties has authority to act on behalf of the Macquarie Parties with respect to the matters relating to the 17g-5 Representation and the Macquarie Parties will not authorize any other affiliate to so act. The Macquarie Parties have not provided and will not provide Rating Agency Information to any affiliate other than Macquarie Bank Limited and MCU.

(s)	MLPL shall file with the Commission, within the applicable period of time required under the Act and the rules and regulations of the Commission thereunder, any Free Writing Prospectus delivered to investors in accordance with this Section, that MLPL is required to file under the Act and the rules and regulations of the commission thereunder.

II.	The Issuer Trustee covenants and agrees with each of the several Underwriters and each of the Macquarie Parties as follows:

(a)	to use the net proceeds received by the Issuer Trustee from the sale of the US$ Notes pursuant to this Agreement in the manner specified in the Prospectus under the caption “Use of Proceeds”;

(b)	to notify the Underwriters and the Macquarie Parties promptly after it becomes actually aware of any matter which would make any of its representations and warranties in this Agreement untrue if given at any time prior to payment being made to the Issuer Trustee on the Closing Date and take such steps as may be reasonably requested by the Representative to remedy the same;

(c)	to use all reasonable efforts to procure satisfaction on or before the Closing Date of the conditions referred to in Section 7 below and, in particular the Issuer Trustee shall execute those of the Transaction Documents not executed on the date hereof on or before the Closing Date;

(d)	to perform all of its obligations under each of the Transaction Documents to which it is a party which are required to be performed prior to or simultaneously with the closing on the Closing Date;

(e)	not to take, or cause to be taken, any action or knowingly permit any action to be taken which it knows or has reason to believe would result in the US$ Notes not being assigned the ratings referred to in Section 7(n) below;

(f)	not, prior to or on the Closing Date, to amend the terms of any Transaction Document nor execute any of the Transaction Documents other than in the agreed form without the consent of the Underwriters;

(g)	subject to any applicable law, to give to the Underwriters any other information that the Underwriters reasonably request from time to time in respect of the Trust or the Transaction Documents and which the Underwriters have been unable to obtain from MLPL or the Manager;

(h)	to comply with all laws, regulations and orders of Governmental Agencies binding on it where a breach may have a material adverse effect on the performance by it of its obligations under this Agreement;

(i)	To the extent, if any, that the ratings provided with respect to the US$ Notes by any Rating Agency are conditional upon the furnishing of documents or the taking of any other action by the Issuer Trustee, the Issuer Trustee shall use its reasonable efforts to furnish such documents and take any other such action;

(j)	The Issuer Trustee shall not, and shall cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the US$ Notes;

(k)	The Issuer Trustee shall do and perform all things required to be done and performed by it under this Agreement that are within its control prior to or after the Closing Date, and the Issuer Trustee shall use its reasonable efforts to satisfy all conditions precedent on its part to the delivery of the US$ Notes;

(l)	The Issuer Trustee acknowledges that no written information relating to the US$ Notes or the offering thereof may be delivered to potential investors in connection with the offering of the US$ Notes other than the Time of Sale Information (and any amendments and supplements thereto prepared by the Macquarie Parties), the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Other Materials or such other materials agreed to in writing by the Underwriters; and

(m)	Without the prior written consent of the Underwriters, the Issuer Trustee shall not and the Issuer Trustee shall cause its affiliates not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued by Issuer Trust under the SMART Securitization Program or any asset-backed securities backed by hire purchase receivables, lease contract receivables, loan contract receivables, and related rights under bills of sale or chattel mortgages relating to vehicles originated by MLPL (other than the Notes or under any warehouse trust or facility), in the United States for a period of 60 days from the date of the Prospectus.

7.	Conditions to the Obligations of the Underwriters.

The several obligations of the Underwriters hereunder are subject to the performance by the Macquarie Parties and the Issuer Trustee of their obligations hereunder and to the following additional conditions:

(a)	the Registration Statement shall have become effective, or if a post-effective amendment is required to be filed under the Act, such post-effective amendment shall have become effective, not later than 5:00 p.m., New York City time, on the date hereof; and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 6(I)(a) hereof; and all requests for additional information by the Representative with respect thereto shall have been complied with to the satisfaction of the Representative;

(b)	the representations and warranties of each of the Macquarie Parties and the Issuer Trustee contained herein are true and correct on and as of the Closing Date, the representations and warranties of the Macquarie Parties in the Transaction Documents are true and correct as of the dates as of which they are made therein and each Macquarie Party and the Issuer Trustee shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(c)

since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there shall not have been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of any Macquarie Party or Macquarie Bank, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus, the effect of which in the reasonable judgment of any of the Underwriters makes it impracticable or inadvisable to proceed with completion of the offering or the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Prospectus;

(d)	the Underwriters shall have received on and as of the Closing Date a certificate of an executive officer of each Macquarie Party, with specific knowledge about financial matters of such Macquarie Party substantially in the forms attached hereto as Schedule VI;

(e)	Allen & Overy, Australian counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(f)	the Underwriters on or prior to the Closing Date shall have received letters, dated the date thereof, from (i) PwC, in form and substance satisfactory to the Underwriters and counsel for the Underwriters, confirming that they are independent of Macquarie Group Limited in accordance with the requirements of the Corporations Act 2001 and the Accounting Professional Ethics Standards Board’s APES 110 “Code of Ethics for Professional Accountants” and stating in effect that they have determined that certain information of an accounting, financial or statistical nature set forth in the Offering Document (and any amendments thereto prepared by the Macquarie Parties), agrees with the accounting records of the Manager and MLPL, excluding any questions of legal interpretation, and (ii) PwC, in form and substance satisfactory to the Underwriters, stating in effect that they have performed certain specified proceedings with respect to the SMART Receivables;

(g)	Mayer Brown LLP, special United States counsel to the Underwriters, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(h)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel for the Macquarie Parties, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(i)	Skadden, Arps, Slate, Meagher & Flom LLP, United States counsel to the Macquarie Parties, shall have furnished to the Underwriters their negative assurance letter, dated the Closing Date, with respect to the Prospectus and Time of Sale Information, and such counsel shall have received such papers and information as they may reasonably request to enable them to deliver such negative assurance letter;

(j)	Minter Ellison, counsel for the Issuer Trustee and the Security Trustee, shall have furnished to the Underwriters their written opinion, dated on or prior to the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(k)	Emmet, Marvin & Martin, LLP, counsel for the US$ Note Trustee, shall have furnished to the Underwriters their written opinion regarding certain matters concerning the US$ Note Trustee, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(l)	King & Wood Mallesons, counsel for the Currency Swap Counterparty, shall have furnished to the Underwriters their written opinion, dated the Closing Date, in form and substance satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(m)	The Underwriters shall have received a letter or letters from each counsel delivering any written opinion to any Rating Agency in connection with the transaction described in this Agreement which opinion is not otherwise described in this Agreement allowing the Underwriters to rely on such opinion as if it were addressed to the Underwriters;

(n)	As of the Closing Date, the US$ Notes shall be rated by the Rating Agencies as set forth in the Ratings Free Writing Prospectus, such ratings shall not have been rescinded and no public announcement shall have been made by any Rating Agency that the rating of any Class of US$ Notes has been placed under review;

(o)	The execution and delivery by all parties thereto of the Transaction Documents on or prior to the Closing Date;

(p)	MLPL or its affiliate shall have purchased and paid for each of the Other Notes;

(q)	If this Agreement is executed under a power of attorney by the Issuer Trustee or by the Manager, the Underwriters shall have received a certified copy of each of such power of attorney; and

(r)	The Underwriters shall have received evidence that each of the conditions precedent to the issuance of the US$ Notes set forth in any of the Transaction Documents has been satisfied.

8.	Indemnification and Contribution.

(a)

Each of the Macquarie Parties, jointly and severally, agrees to indemnify and hold harmless each Underwriter, each affiliate of an Underwriter and its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages or liabilities (including, without limitation, reasonable legal fees and other expenses in connection with any suit, action or proceeding or any claim asserted) that arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement thereto prepared by the Macquarie Parties, the Other Materials or the Time of Sale Information, or any amendment or supplement thereto prepared by the Macquarie Parties, or caused by any omission or alleged omission to state in any of the Registration Statement, the Prospectus, the Other Materials or the Time of Sale Information a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that none of the Macquarie Parties will be liable in any such case to the extent that any such loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with the Excluded Information (as defined below) and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from the Registration Statement (or any amendment or supplement thereto prepared by the Macquarie Parties), the Time of Sale Information (or any amendment or supplement thereto prepared by the Macquarie Parties) or the Prospectus (or any amendment or supplement thereto prepared by the Macquarie Parties), as applicable, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Underwriter, to the extent that the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto ) were required to be delivered to the applicable purchaser of US$ Notes pursuant to Section 4(g) in connection with such purchase and any such loss, claim, damage or liability of any Underwriter to such purchaser of US$ Notes results from the fact that there was not sent or given to such purchaser of US$ Notes a copy of the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) and the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties) in each case, in accordance with the delivery requirements set forth in Section 4(g), if the Manager had previously furnished copies thereof to such Underwriter prior to the time such Underwriter was required to deliver the Time of Sale Information (and any amendments or supplements thereto prepared by the Macquarie Parties) or the Prospectus (and any amendments or supplements thereto prepared by the Macquarie Parties), as applicable, pursuant to Section 4(g).

(b)

Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless each of the Issuer Trustee and each of the Macquarie Parties, and their respective directors and officers who have prepared and will prepare the Time of Sale Information and the Prospectus, and each person that controls any of the Issuer Trustee or the Macquarie Parties within the meaning of Section 15 of the Act and Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Macquarie Parties to each Underwriter, but only with reference to information relating to such Underwriter furnished to the Issuer Trustee or a Macquarie Party in writing by such Underwriter directly or through the Representative expressly for use in the Time of Sale Information and Prospectus, or any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information encircled in the pages attached hereto as Schedule V (the “Excluded Information”).

(c)

If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnity may be sought pursuant to subsections (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnity may be sought (the “Indemnifying Person”) in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Underwriters, each affiliate of any Underwriter and such control persons of Underwriters shall be designated in writing by the Underwriters and any such separate firm for the Macquarie Parties, the Issuer Trustee, any of their respective directors and officers who have prepared or will prepare the Prospectus and any such control persons of any of the Macquarie Parties shall be designated in writing by the Manager. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by the third sentence of this subsection (c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement (i) does not include a statement as to or admission of, fault, culpability or a failure to act by or on behalf of any such Indemnified Person, and (ii) includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

(d)	If the indemnification provided for in subsections (a) or (b) above is unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such subsection, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, from the offering of the US$ Notes, and (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Macquarie Parties and the Issuer Trustee on the one hand, and of the Underwriters on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Macquarie Parties and the Issuer Trustee on the one hand, and the Underwriters on the other, shall be deemed to be in the same respective proportions as the total net proceeds from the offering (before deducting expenses) received by the Macquarie Parties and the Issuer Trustee, on the one hand, and the total discounts, commissions and fees received by the Underwriters with respect to the US$ Notes purchased pursuant to this Agreement, on the other hand, respectively bear to the total gross proceeds from the sale of the US$ Notes pursuant to this Agreement. The relative fault of the Macquarie Parties and the Issuer Trustee on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Macquarie Parties or the Issuer Trustee or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

The Macquarie Parties, the Issuer Trustee and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in this subsection (d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total discounts, commissions and fees received by such Underwriter exceed the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amount of the US$ Notes set forth opposite their names in Schedule I hereto, and not joint.

(e)	The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Macquarie Parties, the Issuer Trustee and the Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or by or on behalf of the Macquarie Parties or the Issuer Trustee, its officers or directors or any other person controlling the Macquarie Parties or the Issuer Trustee and (iii) acceptance of and payment for any of the US$ Notes.

(f)	Notwithstanding the foregoing, the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have under this Section 8 to such Indemnified Person, except to the extent that it has been prejudiced in any material respect by such failure and, provided that the failure by any Indemnified Person to notify the Indemnifying Person shall not relieve the Indemnifying Person from any liability which it may have otherwise than under this Section 8.

(g)	The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

9.	Termination.

Notwithstanding anything herein contained, this Agreement, other than provisions hereof which by the terms hereof survive the termination hereof, may be terminated in the absolute discretion of any of the Underwriters, by notice given to the Manager, if (A) the Closing Date has not occurred on or prior to January 23, 2013, or (B) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by the New York Stock Exchange or minimum prices have been set for trading on such exchange, (ii) trading of any securities of or guaranteed by any of Macquarie

Bank, the Macquarie Parties or the Issuer Trustee shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York, Sydney, Australia or London, England shall have been declared by either United States federal, New York State, Commonwealth of Australia, New South Wales State or related United Kingdom authorities or any other material disruption in commercial banking, securities settlement or clearing services shall have occurred in the United States or Australia, (iv) in the reasonable opinion of any Underwriter there has occurred a change or any development involving a prospective change, in or affecting the business or properties of any of the Macquarie Parties or Australian, United States or international financial, political (including without limitation any outbreak or escalation of hostilities or any declaration of national emergency or war by the United States or Australia) or economic conditions or currency exchange rates or exchange controls as would be likely to materially impair the investment quality of the US$ Notes or makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the US$ Notes on the terms and in the manner contemplated in the Time of Sale Information and Prospectus.

10.	Effectiveness of Agreement; Default of Underwriters.

This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the US$ Notes to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the principal amount of the US$ Notes set forth opposite their respective names in Schedule I bears to the aggregate principal amount of US$ Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the US$ Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of the US$ Notes that any Underwriter has agreed to purchase pursuant to Section 1 be increased pursuant to this Section 10 by an amount in excess of one-ninth of such principal amount of US$ Notes without the written consent of such Underwriter. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase US$ Notes which it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of US$ Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of US$ Notes to be purchased on such date, and arrangements satisfactory to the Underwriters and the Manager for the purchase of such US$ Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, MLPL or the Manager. In any such case either the Issuer Trustee, MLPL or the Manager shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

11.	Expenses.

MLPL agrees and in each case whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated pursuant to Section 9 or otherwise (except in relation to a material breach of this Agreement by an Underwriter that causes the failure of the consummation of the transactions contemplated herein), to: (i) pay all fees, costs and expenses incident to the performance of its obligations hereunder, including, without limitation, rating agency fees, auditor fees and printer fees, (ii) reimburse each Underwriter, and their respective affiliates promptly upon request for all reasonable out-of-pocket costs and expenses incurred by such Underwriter or its affiliates in connection with this Agreement or the transactions contemplated hereby, including without limitations, travel expenses, printing costs, rating agency fees, and the reasonable fees and disbursements of counsel to the Underwriters; provided that such amounts have been agreed by MLPL and any such payments shall be made without prejudice to the rights or remedies of MLPL or the Manager, as applicable, related to any termination of this Agreement and (iii) pay any stamp duty or other issue, transaction, value added or similar tax, fee or duty (including court fees) in relation to the execution of the Transaction Documents or in connection with the issue and distribution of the US$ Notes or the enforcement or delivery of this Agreement. This Section 11 shall survive the termination of this Agreement.

12.	Consent to Jurisdiction; Appointment of Agent to Accept Service of Process.

Each of the Macquarie Parties and the Issuer Trustee and each of the Underwriters hereby submits to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Macquarie Parties irrevocably appoints Macquarie Bank Limited Representative Office, 125 West 55th Street, 22nd Floor, New York, New York 10019 and the Issuer Trustee irrevocably appoints CT Corporation, 111 Eighth Avenue, New York, New York 10011, to act as authorized agents for the Macquarie Parties and the Issuer Trustee, respectively, in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service or process upon such agent, and written notice of said service to it by the person servicing the same to the address provided in Section 19, shall be deemed in every respect effective service of process upon it in any such suit or proceeding. Each of the Macquarie Parties and the Issuer Trustee further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for so long as the US$ Notes remain outstanding.

The obligation of any of the Macquarie Parties or the Issuer Trustee in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, each of the Macquarie Parties and the Issuer Trustee agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter against such loss.

13.	Foreign Taxes.

Unless expressly provided otherwise herein or in the Transaction Documents, all payments to be made by the Issuer Trustee and the Macquarie Parties hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Issuer Trustee or such Macquarie Party, as applicable, is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Issuer Trustee or such Macquarie Party, as applicable, shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

14.	Waiver of Immunities.

To the extent that any of the Issuer Trustee or any of the Macquarie Parties or any of their properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter arising out of this Agreement, the Issuer Trustee and each of the Macquarie Parties, as applicable, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

15.	Judgment Currency.

If any judgment or order in any legal proceeding against any of the Issuer Trustee or any of the Macquarie Parties is given or made for any amount due hereunder and such judgment or order is expressed and paid in a currency (the “Judgment Currency”) other than United States dollars and there is any variation as between (i) the rate of exchange (the “Judgment Rate”) at which the United States dollar amount is converted into Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange (the “Market Rate”) at which the person to whom such amounts is paid (the “Payee”) is able to purchase United States dollars with the amount of the Judgment Currency actually received by the holder, then the difference, expressed in United States dollars, between such amount calculated at the Judgment Rate and such amount calculated at the Market Rate shall be indemnified (a) if negative by the Issuer Trustee and the Macquarie Parties, as applicable, to the Payee and (b) if positive by the Payee to the Issuer Trustee and the Macquarie Parties, as applicable. The foregoing indemnity shall constitute separate and independent obligations of the Issuer Trustee and the Macquarie Parties or the Payee, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate or exchange” shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

16.	Computational Materials, ABS Informational Materials and Electronic Copy of Preliminary Prospectus.

Other than the Preliminary Prospectus, the Other Materials and the Prospectus, each Underwriter severally represents, warrants and agrees with MLPL and the Manager that it has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the US$ Notes, including, but not limited to any “ABS informational and computational materials” as defined in Item 1101(a) of Regulation AB under the Act unless such Underwriter has obtained the prior written approval of MLPL and the Manager; provided, however, each Underwriter may prepare and convey to one or more of its potential investors without the consent of MLPL, the Manager or any of their respective affiliates one or more “written communications” (as defined in Rule 405 under the Act) in the form of (i) an Intex CDI file that does not contain any Issuer Information (as defined below) other than Issuer Information included in the Preliminary Prospectus previously filed with the Commission or (ii) other written communication containing no more than the following: (a) information contemplated by Rule 134 under the Act, (b) information included in the Preliminary Prospectus or the Prospectus, and (c) a column or other entry showing the status of the subscriptions for the Notes and/or expected pricing parameters of the Notes. MLPL and the Manager each authorize each Underwriter to transmit by graphic means any “road show” (as defined under Rule 433(h) under the Act) in which representatives of MLPL or the Manager participate. As used herein, the term “Issuer Information” means any information of the type specified in clauses (1) – (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform), other than Underwriter Derived Information. As used herein, the term “Underwriter Derived Information” shall refer to information of the type described in clause (5) of footnote 271 of Commission Release No. 33-8591 (Securities Offering Reform) when prepared by any Underwriter, including traditional computational and analytical materials prepared by the Underwriter.

17.	Certain Matters Relating to the Issuer Trustee.

The Issuer Trustee enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity. Any liability arising under or in connection with this Agreement is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of assets of the Trust out of which the Issuer Trustee is actually indemnified for such liability. This limitation of the Issuer Trustee’s liability described in this Section applies despite any other provision of this Agreement to the contrary and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

(a)	The parties other than the Issuer Trustee may not sue the Issuer Trustee in respect of liabilities incurred by the Issuer Trustee acting in its capacity as Issuer Trustee of the Trust in any capacity other than as trustee of the Trust, including seeking the appointment of a receiver (except in relation to the assets of the Trust) or a liquidator, an administrator or any other similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee (except in relation to the assets of the Trust).

(b)	The provisions of this Section 17 shall not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under the US$ Note Trust Deed, this Agreement or any other Transaction Document or by operation of law there is a reduction in the extent of the Issuer Trustee’s indemnification or exoneration out of the assets of the Trust as a result of the Issuer Trustee’s fraud, negligence or willful default.

(c)	It is acknowledged that the Relevant Parties (as defined in the Series Supplement) are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraudulent, negligent or a willful default for the purpose of this Agreement to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person appointed in good faith and with due care who provides services in respect of the Trust to fulfill its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other such person regardless of whether the act or omission is purported to be on behalf of the Issuer Trustee.

(d)	No attorney, agent, receiver or receiver and manager appointed in accordance with this Agreement has authority to act on behalf of the Issuer Trustee in a way that exposes the Issuer Trustee to any liability in excess of that contemplated in this Section 17, and no act or omission of any such person appointed in good faith and with due care will be considered the Issuer Trustee’s fraud, negligence or willful default.

(e)	The Issuer Trustee is not obligated to do anything or refrain from doing anything under or in connection with this Agreement (including incur a liability) unless the Issuer Trustee’s liability is limited in the same manner as set out in this Section 17.

18.	Successors.

This Agreement shall inure to the benefit of and be binding upon the Macquarie Parties, the Issuer Trustee, the Underwriters, each affiliate of any Underwriter, any controlling persons referred to herein and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. No purchaser of US$ Notes from any Underwriter shall be deemed to be a successor by reason merely of such purchase. The respective rights and obligations of the parties hereto may not be assigned except with the prior written consent of the other parties.

19.	Actions by Representative; Notices.

Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon and enforceable against the Underwriters. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be given at:

RBS Securities Inc.

600 Washington Boulevard

Stamford, CT 06901

Attention: Carl Spalding

Email: Carl.Spalding@rbs.com

J. P. Morgan Securities LLC

383 Madison Avenue, Floor 31

New York, NY 10179

Attention: John Cho

Email: John.ABS.Cho@jpmorgan.com

Macquarie Capital (USA) Inc.

125 West 55th Street

22nd Floor

New York NY 10019 USA

Attention: Executive Director, Legal Risk Management Division, Fixed Income, Currencies and Commodities group

Email: ficc.notices@macquarie.com

ANZ Securities, Inc.

277 Park Avenue

31st Floor

New York, NY 10172

Attention: Thomas Ferguson

Email: Thomas.Ferguson@anz.com

Notices to the Manager shall be given to it at Macquarie Securities Management Pty Limited, Level 1, No. 1 Martin Place, Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 8344, Attention: Division Director, Debt Markets; to the Issuer Trustee shall be given to it at Perpetual Trustee Company Limited, Level 12, 123 Pitt Street, Sydney NSW 2095 Australia, Facsimile: +61 2 8256 1424, Attention: Manager, Transaction Manager; and notices to MLPL shall be given to it at Level 3, 9 Hunter St., Sydney, NSW 2000, Australia, Facsimile: +61 2 8232 9929 Attention: Managing Director.

20.	Absence of Fiduciary Relationship

Each of the Macquarie Parties and the Issuer Trustee acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm’s length contractual counterparty to each of the Issuer Trustee and each of the Macquarie Parties with respect to the offering of the US$ Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Issuer Trustee, any of the Macquarie Parties or any other person. Additionally, no Underwriter is advising the Issuer Trustee, any Macquarie Party or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. Each of the Issuer Trustee and each Macquarie Party shall consult with its own respective advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and the Underwriters shall have no responsibility or liability to the Issuer Trustee or any of the Macquarie Parties with respect thereto. Any review by the Underwriters of the Issuer Trustee or any of the Macquarie Party, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Issuer Trustee or any Macquarie Party.

21.	Counterparts.

This Agreement may be signed in one or more counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

22.	Investment in the US$ Notes.

Each party acknowledges that investments in the US$ Notes are not deposits with, or other liabilities of, Macquarie Bank or its affiliates and are subject to investment risk, including possible delays in repayment and loss of income and principal invested. None of the Macquarie Parties, Macquarie Bank, or any other party listed on Schedule III hereto guarantees any particular rate of return on, the performance of, or the repayment of principal invested in, the US$ Notes.

23.	Amendments; Waivers.

No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto. Any waiver of any provision hereof shall be effective only in the specific instance and for the purpose for which given.

24.	Headings.

The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

25.	Severability.

It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, in the event that any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

26.	Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS

AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

27.	WAIVER OF JURY TRIAL.

EACH OF THE PARTIES HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT.

[Signature Pages Follow]

If the foregoing is in accordance with your understanding, please sign and return the enclosed counterparts hereof.

Very truly yours,

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

By:	/s/ Alan Cameron	/s/Amber Riley

Name: Alan Cameron		Amber Riley
Title: Director		Division Director

PERPETUAL TRUSTEE COMPANY LIMITED

By:	/s/ Hagbarth Strom

Name: Hagbarth Strom
Title: Manager

By:	/s/ Esther Ang

Name: Esther Ang
Title: Manager

MACQUARIE LEASING PTY LIMITED

By:	/s/ Anastasia Walker	/s/ Jennifer Chamberlain

Name: Anastasia Walker		Jennifer Chamberlain
Title: Solicitor

S-1	US$ Underwriting Agreement

Accepted as of the date first above written.

RBS SECURITIES INC., as Underwriter and as Representative of the Underwriters

By: /s/ Carl Spalding
Name: Carl Spalding
Title: Director

S-2	US$ Underwriting Agreement

SCHEDULE I

PURCHASER
	Class A-1	Class A-2a	Class A-2b	Class A-3a	Class A-3b	Class A-4a	Class A-4b

RBS SECURITIES INC.	$45,000,000	$27,000,000	$31,500,000	$22,500,000	$40,050,000	$47,700,000	$11,250,000

J.P. Morgan Securities LLC	$45,000,000	$27,000,000	$31,500,000	$22,500,000	$40,050,000	$47,700,000	$11,250,000

Macquarie Capital (USA) Inc.	$5,000,000	$3,000,000	$3,500,000	$2,500,000	$4,450,000	$5,300,000	$1,250,000

ANZ SECURITIES, INC.	$5,000,000	$3,000,000	$3,500,000	$2,500,000	$4,450,000	$5,300,000	$1,250,000

Total	$100,000,000	$60,000,000	$70,000,000	$50,000,000	$89,000,000	$106,000,000	$25,000,000

Schedule I-1

SCHEDULE II

List of Section 128F(9) Associates of the Issuer Trustee

P.I. Investment Management Limited (incorporated in Ireland no. 391 261)

Schedule II-1

SCHEDULE III

List of Section 128F(9) Associates of the Macquarie Parties and Macquarie Bank

(see attached)

Schedule III-1

Offshore Group Entities as at 7 January 2013

	Company Name	Company number	Company status	Country	Macquarie Insurance Category	Controlled	Registered Office address
9	1135-1139 WESTMINSTER INC.	26-4245820	Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
11	1330884 Alberta Ltd.	2013308842	Dissolved	Canada	Group	No	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
12	1486261 Ontario Limited	1486261	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
20	2067241 Ontario Inc. (Dissolved)	2067241	Dissolved	Canada	Group	No	Canadian Pacific Tower, TD Centre, 100 Wellington Street West, PO Box 234, Suite 2200, Toronto ON M5K 1J3, Canada
29	2083875 Ontario Inc. (Amalgamated 28/03/2011)	2083875	Amalgamated	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
31	2279716 Ontario Limited - Dissolved 07/02/2012	002279716	Dissolved	Canada	Group	No	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
37	45497 Ontario Ltd.	45497	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
69	Adreca Holdings Corp.	46-0637215	Active	United States	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States
88	AIRCRAFT ON GROUND, INC. (Sold 06/12/2011)	72-2165320	Sold	United States	Group	No	c/o CT Corporation, 350 North St. Paul Street, Dallas TX 75201, United States
99	ALABAMA BLACK WARRIOR PARKWAY, LLC (Sold 02/10/2006)	42-1702479	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
101	ALABAMA TOLL OPERATIONS, LLC (Sold 02/10/2006)	42-1702483	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
105	Alphametrix Argus DMS Fund (MT0043) (Sold on 14/06/2011)		Sold	Cayman Islands	Group	No	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
106	Alster & Thames Partners (USA) LLC		Active	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
107	Alster & Thames Partners, Ltd.	WK-145138	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
114	Amador / Parkway Loan Holder LLC (Dissolved 25/10/2011)		Dissolved	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
115	AMAZON PARTICIPACOES DO BRASIL S.A.	08.266.585/0001-04	Active	Brazil	Group	Yes	Rua Jeronimo Da Veiga 45, Conjunto 142, Building Office Tower, Itaim 04536-000, Sao Paulo, Brasil
132	AOG EUROPE, LTD. (Sold 06/12/2011)	20-0286054	Sold	United States	Group	No	c/o CT Corporation, 350 North St. Paul Street, Dallas TX 75201, United States

133	AOG TANK TIGERS, INC. (Sold 06/12/2011)	80-0015346	Sold	United States	Group	No	c/o CT Corporation, 350 North St. Paul Street, Dallas TX 75201, United States
175	ASHER SECURITIES LIMITED (DEREGISTERED 28/09/2007)	WK-131747	De-registered	Cayman Islands	Group	No	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
197	AVENAL POWER CENTER, LLC	20-3690322	Active	United States	Group	Yes	The Corporation Trust Company, 818 West Seventh, Los Angeles, California, 90017, United States Of America
198	AVIATION TECHNICAL SERVICES INC.	91-0989293	Active	United States	Group	Yes	Corporation Services Company, 6500 Harbour Heights Parkway, Suite 4000, Mukilteo, Wa 98275, United States
201	AWHR America’s Water Heater Rentals, L.L.C.	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
202	AWHR Five, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
203	AWHR Four, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
204	AWHR One, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
205	AWHR Six, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
206	AWHR Three, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
207	AWHR Two, LLC	32-0043900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
218	BALDWIN COUNTY BRIDGE COMPANY, LLC (SOLD)		Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
224	Bavarian Geothermal Energy Group Limited	08329698	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
229	BE Geothermal GmbH	HRB 177683	Active	Germany	Group	Yes	Münchner Straße 15 a, 82319 Starnberg, Germany

236	Bernried Erdwärme Kraftwerk GmbH	HRB 187113	Active	Germany	Group	Yes	Leopoldstrasse 244, 80807 Munich, Germany
237	Besiberri Outdoor Company, S.L. (Liquidated (solvent) 21/12/2010)	B -84476696	Liquidated (solvent)	Spain	Group	No	Placa Emili Mira No.2, Barcelona, Spain
239	BESTPRO HOLDINGS LIMITED (De-registered 05.02.2010)	829052	De-registered	Hong Kong	Group	No	Flat 504-5, 5th Floor, Dominion Centre, 43-59 Queen’s Road East, Wan Chai, Hong Kong
247	BIG SANDY CREEK WIND, LLC	20-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
258	Blue Grass Abstract LLC	20-2937246	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
265	Blueshine, LLC	20-2937360	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
268	Boketo LLC	30-0746347	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
272	BREK MANUFACTURING CO.	95-2690571	Active	United States	Group	Yes	1513 WEST 132ND STREET, GARDENA, CA 90249, United States
282	BROOK ASSET MANAGEMENT LIMITED	1218745	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
283	BROOK ASSET MANAGEMENT PTY LIMITED	1855508	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, 88 Shortland Street, Auckland, Auckland, New Zealand
284	Bruna Moon S.L.	B64188642	Active	Spain	Group	Yes	Plaza de los Luceros, no.1, Planta 4, Alicante, Spain
290	Bunhill Investments Unlimited	88217	Active	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey
297	CANADIAN BREAKS LLC	26-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
299	CanadianForex Limited (Sold 19/11/2010)	674939-9	Sold	Canada	Group	No	65 Queen Street West, Suite 303, Toronto ON M5H 2M5, Canada
302	Capital Meters Holdings Limited	04800336	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
303	Capital Meters Limited	04800317	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
309	Captico Investments, S.L.	B86295391	Active	Spain	Group	Yes	Calle Ayala 66, 1° Izq, 28001, Madrid, Spain
314	Castra-Kromhout S. à r.l. (Dissolved 30/03/2009)	B137089	Dissolved	Luxembourg	Group	No	Alter Domus S. à r.l., 5, rue Guillaume Kroll, L- 1882, Luxembourg
316	CEMPIPE LIMITED (Sold 07/11/2007)	03526677	Sold	United Kingdom	Group	No	Pipeway House, Bishopstone Lane Sayers Common, Hassocks, BN6 9HG, United Kingdom
317	CENTRAL ALABAMA RIVER PARKWAY, LLC (SOLD)	42-1702478	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

335	Chartreuse et Mont Blanc Global Holdings S.C.A.	B 142637	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
336	Chartreuse et Mont Blanc GP S.a r.l.	B 142634	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
337	Chartreuse et Mont Blanc Holdings S.a r.l.	B 142635	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
338	Chartreuse et Mont Blanc SAS	508 758 745 RCS Paris	Active	France	Group	Yes	41 Avenue George V, 75008, Paris, France
346	CHINA PROPERTY INVESTMENTS LIMITED	46527C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
348	Chiswell Investments Limited	WK-133807	Active	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands
356	CIORL LP Limited	002228708	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
369	Closing Documentation Services, LLC	20-2937258	Dormant	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
387	CMC Holdco Inc.		Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
388	CMC Industries Inc.		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States
389	CMC Railroad III, Inc.	76-0538291	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
390	CMC Railroad III-A, Inc.	76-0584607	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
391	CMC Railroad III-B, Inc.	76-0538420	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
392	CMC Railroad III-C, Inc.	36-4498926	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
393	CMC Railroad III-D, Inc.		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
394	CMC Railroad Inc.		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
407	Columbia Service Partners of Kentucky, Inc.	30-4540865	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
408	Columbia Service Partners of Ohio, Inc.	36-04540864	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington Detroit DE 19801, United States
409	Columbia Service Partners of Pennsylvania, Inc.	36-02070862	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

410	Columbia Service Partners of West Virginia, Inc.	3709182	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States
411	Columbia Service Partners, Inc.	25-1787891	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
412	Commerce and Industry Brokerage Inc.		Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
451	Corona Energy Limited	03241012	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
452	Corona Energy Retail 1 Limited	03241002	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
453	Corona Energy Retail 2 Limited	SC138229	Active	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh, EH3 9WJ, United Kingdom
454	Corona Energy Retail 3 Limited	02746961	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
455	Corona Energy Retail 4 Limited	02798334	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
456	Corona Gas Management Limited	02879748	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
483	DALIAN II HOLDING COMPANY LIMITED	64075C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
486	DELANO SECURITIES LIMITED (DEREGISTERED)	WK-129317	De-registered	Cayman Islands	Group	No	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
487	Delaware Alternative Strategies	26-3816229	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
488	Delaware Asset Advisers	41-2183382	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
489	Delaware Capital Management	23-3061021	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
490	Delaware Capital Management Advisers, Inc.	27-1291359	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
491	Delaware Distributors, Inc.	23-2226487	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
492	Delaware Distributors, L.P.	23-2791871	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
493	Delaware Diversified Floating Rate Fund	27-1786418	Active	United States	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
494	Delaware Foundation Equity Fund	27-0567624	Active	United States	Group	yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States

495	Delaware General Management, Inc.	13-4090543	Liquidated (solvent)	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
496	Delaware Global Opportunities Partners, Inc.	27-2437046	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
497	Delaware Global Opportunity Hedge Fund - Offshore - (Dissolved 28/06/2010)		Dissolved	Cayman Islands	Group	No	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands
498	Delaware Global Opportunity Hedge Fund - US		Active	United States	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
499	Delaware Investment Advisers	23-2859590	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
501	Delaware Lincoln Cash Management (Liquidated 07/12/2011)	23-3061025	Liquidated (solvent)	United States	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
502	Delaware Macquarie Global Infrastructure Fund		Active	United States	Group	No	2005 Market Street, Philadelphia PA 19103- 7094, United States
503	Delaware Macquarie Real Estate Fund		Dissolved	United States	Group	No	2005 Market Street, Philadelphia PA 19103- 7094, United States
504	Delaware Management Business Trust	N/A	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
505	Delaware Management Company	23-2859589		United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
506	Delaware Management Company, Inc.	13-3465352	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
507	Delaware Management Holdings, Inc.	23-2693133	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
508	Delaware Management Trust Company	23-2601407	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
510	Delaware Structured Assets Parnters, Inc.	26-4529419	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
516	Despen Bayle Copenhagen A/S (Dissolved 30/07/2010)	29610304	Dissolved	Denmark	Group	No	Harbour House, Sundkrogsgade 21, 2100, Copenhagen, Denmark
517	Despen Bayle Limited (Dissolved 01/05/2012)	05843681	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
518	DETROIT AND WINDSOR SUBWAY COMPANY (SOLD)		Sold	Canada	Group	No	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
519	DETROIT WINDSOR TUNNEL LLC (Sold 02/10/2006)		Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
521	Dextertown SL	B86081437	Active	Spain	Group	Yes	Calle Pinar 5, 28006, Madrid, Spain
524	DIVERSIFIED CLO INVESTMENTS NO.1 INC (DISSOLVED)	81-0600564	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
526	Divisadero Leasing (Ireland) Limited (Dissolved 29/11/2010)	343084	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland

527	Divisadero Leasing Ltd.	110311	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
529	DORADO GODO KAISHA (DEREGISTERED)	0199-03-013539	De-registered	Japan	Group	No
541	DYNASTY PROPERTY INVESTMENT LIMITED (DISSOLVED)	36783	Dissolved	Bermuda	Group	No	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
543	DYNASTY SYNDICATE INVESTMENT LIMITED (DISSOLVED)	36782	Dissolved	Bermuda	Group	No	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
558	EFG Aircraft (Ireland) Limited (Dissolved 29/11/2010)	350953	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
559	EFG Aircraft Holdings Ltd. (Dissolved 30/09/2009)	CR-117480	Dissolved	Cayman Islands	Group	No	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
608	ERC Holdco LLC		Dormant	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
645	EVEREST ABSOLUTE RETURN II LIMITED (SOLD 30.09.2010)	559916	Sold	Virgin Islands, British	Group	No	Palm Grove House, Po Box 438 Road Town, Tortola, Virgin Islands, British
650	EXPRESS OFFSHORE LIMITED (SOLD on 23/11/2007)		Sold	Hong Kong	Group	No	1104/6 Lu Plaza, 2 Wing Yip Street, Kwung Tong, Kowloon, Hong Kong
651	EXPRESS OFFSHORE TRANSPORT (UAE) (LLC)		Active	United Arab Emirates	Group	No	Office No 209, Gold & Diamond Centre, A1 Qoz, Bur Dubai, United Arab Emirates
652	EXPRESS OFFSHORE TRANSPORT PTE LTD		Active	Singapore	Group	No
657	FAS 1 LLC	20-5600465	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
665	Fifi Investments Limited (Sold 06/04/2011)	7472082	Sold	United Kingdom	Group	No	19 Whitcome Mews, Richmond, Surrey, TW9 4BT, United Kingdom
667	FINCH SECURITIES LIMITED	137357	Active	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands
671	FIRST CHINA PROPERTY DEVELOPMENT LIMITED (Dissolved on 31 August 2011)	779888	Dissolved	Hong Kong	Group	No	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
672	FIRST CHINA PROPERTY GROUP LIMITED	779889	In Liquidation	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
673	FIRST CHINA PROPERTY MANAGEMENT LIMITED (dissolved on 5 October 2012)	779887	Dissolved	Hong Kong	Group	No	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
676	Florida 2010 I LLC (Dissolved 01/09/2011)		Dissolved	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
677	Florida Dundee Lien Investments, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
680	Focus Global Growth Fund	26-3594254	Active	United States	Group	No	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
683	FORWARD STEPS HOLDINGS LIMITED (STRUCK OFF)	1658405	Struck Off	New Zealand	Group	No	43 Metroplex Avenue, Muarrie QLD 4172, Australia

685	Four Corners Capital Management, LLC	95-4881110	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
687	Fox-Pitt Kelton Cochran Caronia Waller (USA) LLC		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
688	Fox-Pitt Kelton Cochran Caronia Waller LLC	06-1058201	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
689	FOX-PITT, KELTON (ASIA) LIMITED (Dissolved 05/04/2012)	692337	Dissolved	Hong Kong	Group	No	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
690	Fox-Pitt, Kelton Group Limited	02897779	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
691	Fox-Pitt, Kelton Limited	01601171	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
692	Fox-Pitt, Kelton N.V.	32157	Active	Curaçao	Group	Yes	Schottegatweg Oost 44, Curacao, Netherlands Antilles
693	FPK Capital I CIP GP Limited	99228	Active	Jersey	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey
694	FPK Capital I CIP L.P.	989	Active	Jersey	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey
695	FPK Nominees Limited (Dissolved 23/03/2010)	02928572	Dissolved	United Kingdom	Group	No	5th Floor, 25 Copthall Avenue, London, EC2R 7BP, United Kingdom
701	Fremantle Energy Holdings, LLC	20-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
702	Fremantle Energy, LLC	20-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
703	Fremantle Wind Holdings Inc.	20-2384759	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
783	Ganeta Investments SL	B86230539	Active	Spain	Group	Yes	Calle Pinar 5, 28006, Madrid, Spain
785	Garrison Energy Center LLC (Sold 27/04/2011)		Sold	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
789	Geary Capital (France) S.A.R.L. (Dissolved 01/12/2010)	485313910 RCS Paris	Dissolved	France	Group	No	41-43 rue de Cronstadt, 75015, Paris, FR, France
790	Geary Leasing Limited	109964	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
792	GENERATOR BONDS LIMITED	1332891	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand

801	Global Asset Transformation Services Limited (Dissolved 08/06/2010)	06296379	Dissolved	United Kingdom	Group	No	Level 25, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
805	GLOBAL STAR GP LTD	MC143292	Active	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
806	GLOBALIS INVESTMENTS, LLC (Dissolved 18/01/2011)	20-5344710	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
809	GMR Ireland Limited (Dissolved 29/11/2010)	290794	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
812	Goldman Sachs Commodity Alpha Beta Portfolio class C	N/A	Active	Luxembourg	Group	Yes	Grand Duchy of Luxembourg, Senningerberg, Luxembourg, 1736, Luxembourg
816	Goonzaran Bluebell Funding Limited	05481707	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
817	Goonzaran Bluebell Leasing Limited	05473771	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
820	GREATER CHINA OPPORTUNITIES LIMITED (Dissolved on 07/01/2011)	085068 C1/GBL	Dissolved	Mauritius	Group	No	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
823	Groupe Rossignol Canada Inc.	4521455	Active	Canada	Group	Yes	955 Andre-Line Street, Granby Quebec J2J 1J6
824	GROUPE ROSSIGNOL KK	0100-01-086076	Active	Japan	Group	Yes	3-19 Hayabusa-cho, Chiyoda-ku, Tokyo, 102- 0092, Japan
850	HARBOURSCAPE LIMITED (DEREGISTERED)	23410/5313	De-registered	Unknown	Group	No	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
852	Harrison Leasing Corporation		Active	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
856	HBEAR CO. NO.1 LIMITED (in voluntary liquidation)	415492	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
861	Hermes BPK Greater China Fund (a sub-fund of Hermes BPK Funds PLC)		Active	Ireland	Group	Yes	c/o Citco Fund Services (Cayman Islands) Ltd., 89 Nexus Way, 2nd Floor, Camana Bay, P.O. Box 31106, Grand Cayman, KY1-1205, Cayman Islands
867	High Lonesome Wind, LLC	20-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
880	Huntsmen Corporation (Dissolved 21/12/2011)		Dissolved	United States	Group	No	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
882	Hydra Investments 2007 Limited	97666	Active	Jersey	Group	Yes	28-30 The Parade, St Helier, JE1 1EQ, Jersey
891	Illinois Salt Fox Investments, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
894	Indiana TLP, LLC	20-2937198	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

896	INDOWISE SHIPPING LTD (Sold 23/11/2007)		Sold	Saint Vincent and the Grenadines	Group	No	Trust House, 112 Bonadie Street, Kingston, Saint Vincent And The Grenadin
897	Industrial Investments Germany GmbH & Co. KG	HRA43929	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
904	INFRASTRUCTURE INVESTMENT NO. 2 LTD.	65764	Active	Cayman Islands	Group	Yes	C/- Genesis Trust & Corporate Services, Compass Centre, Shedden Road, Po Box 448Gt Grand Cayman, Cayman Islands
911	International Ag Insurance Solutions LLC	36-4714925.	Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
923	INVESTMENT PORTFOLIO FUNDING LLC (Dissolved 14/05/2010)	41-2221523	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
926	Irving Leasing (Ireland) Limited (Dissolved 29/11/2010)	342852	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
936	Jackson Leasing (Ireland) Limited (Dissolved 29/11/2010)	349954	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
938	Jackson Leasing Limited	CR-113608	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
945	Jet Leasing LDC	72362	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
946	JEVINGTON INVESTMENTS (DEREGISTERED 05.11.2002)	2086160	De-registered	United Kingdom	Group	No	165 Queen Victoria Street, London, Ec4v 4Dd, United Kingdom
950	JIG HOLDINGS LIMITED	0100-02-036303	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
959	Juuichi Limited (in voluntary liquidation)	464138	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
963	Kandahar Sp. z o.o. (Dissolved 16/05/2012)	0000254939	Dissolved	Poland	Group	No	Augustowka 19, 02-981, Warsaw, Poland
967	Kearny Leasing Limited	CR-113609	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
968	Keba Energy LLC	20-5913622	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
984	KGIC INVESTMENTS LLC (DEREGISTERED 07.06.2006)	16-1735293	De-registered	United States	Group	No	Frof Services Llc, Citizens Bank Center, 919 North Market St, Suite 1300, Wilmington De 19801 - 2323, United States
985	KIDS FIRST PROPERTIES LIMITED - Liquidated 15.11.2010	1652751	Liquidated (solvent)	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1004	L2 B.V.	56649800	Active	Netherlands	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1017	Leannta PPP Investments Limited (in voluntary liquidation)	491404	In Liquidation	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

1024	Levantera Developments Limited	8272295	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1025	LG BIOMASS MISSOURI LLC (Dissolved 20/08/2012)	27-1029087	Dissolved	United States	Group	No	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1027	Liberty Green Renewables Indiana, LLC		Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1028	Lien Data Services, LLC	20-2937206	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1029	Lightning Bolt Germany GmbH	HRB80214	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1031	LISA Lange International Sarl	CH -217-3534284-8	Active	Switzerland	Group	Yes	1 Rue Hans Fries, c/o etude Andrey notaire, 1700, Fribourg, Switzerland
1033	Lloyds TSB General Leasing (No.8) Limited	05452920	Active	United Kingdom	Group	Yes
1047	Look Fixations S.A.S.	397 727 397 RCS NEVERS	Active	France	Group	Yes	Rue de la Pique, 58000, Nevers, France
1065	MACQUARIE (ASIA) PTE LTD.	198500776M	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1066	MACQUARIE (ASIA) PTE LTD. TAIWAN BRANCH	27230949	Active	Taiwan	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1067	Macquarie (Europe) Nominees Limited	6612064	Dormant	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1069	MACQUARIE (HK) FINANCIAL SERVICES LIMITED	200228	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1070	MACQUARIE (INDIA) CORPORATE FINANCE PRIVATE LIMITED (DEREGISTERED)	U99999MH1999PTC121757	De-registered	India	Group	No	C/-Pricewaterhousecoopers, Mumbai, India
1071	MACQUARIE (INDIA) PRIVATE LIMITED (DEREGISTERED)	U67190MH1999PTC119838	De-registered	India	Group	No	C/-Pricewaterhousecoopers, Mumbai, India
1072	MACQUARIE (JAPAN) LIMITED	0100-01-068766	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1073	Macquarie (RUKH) Limited (Dissolved 04/05/2010)	05504362	Dissolved	United Kingdom	Group	No	Level 30, CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1074	Macquarie (Scotland) GP Limited	SC280388	Active Non-Trading	United Kingdom	Group	Yes	50 Lothian Road, Festival Square, Edinburgh Scotland EH3 9WJ
1075	MACQUARIE (TIANJIN) PROPERTY SERVICES CO. LTD (Liquidated (Solvent))	009280	Liquidated (solvent)	China	Group	No	145 Mu Nan Dao, Heping District, Tianjin, China
1076	Macquarie (UK) Group Services Limited	06287793	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1081	MACQUARIE 1604 ML HOLDINGS LLC (DISSOLVED)		Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1084	MACQUARIE 161, LLC (Dissolved 25/06/2010)	13-3789912	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1085	MACQUARIE 55 NINTH ST INC.	27-0711414	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1087	MACQUARIE 635 ML INC. (DISSOLVED)		Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1089	MACQUARIE ABS INVESTMENT FUND LLC (Dissolved 15/07/2011)		Dissolved	United States	Group	No	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1090	Macquarie ABS Investment Management Services LLC (Dissolved 22/12/2010)		Dissolved	United States	Group	No	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1091	MACQUARIE ABSOLUTE RETURN STRATEGIES GLOBAL LIMITED	30416	Active	Bermuda	Group	Yes	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
1094	Macquarie Advanced Investment Partners G.P. Ltd.	WK-211745	Active	Cayman Islands	Group	Yes	Walkers SPV Limited, Walker House, 87 Mary Street, George Town, Grand Cayman , Cayman Islands
1096	Macquarie Aerospace AF (Ireland) Limited	486592	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1097	MACQUARIE AEROSPACE ARUBA A.V.V.	40096.0 (Decree No. 10356/AVV)	Active	Aruba	Group	Yes	Watapanastraat 7, Ponton, Oranjestad, Aruba
1098	Macquarie Aerospace Inc.	27-2669479	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1099	Macquarie Aerospace Ireland Limited	484423	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1100	MACQUARIE AEROSPACE LIMITED	44138	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1101	Macquarie Aerospace Limited, Dublin Branch	906393	Active	Ireland	Group	No	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1102	Macquarie Affiliated Managers (USA) Inc.		Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1103	Macquarie Affiliated Managers (USA) LLC (Dissolved 28/03/2011)		Dissolved	United States	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1104	Macquarie Affiliated Managers Allegiance (UK) Limited (Dissolved 26/04/2011)	6517216	Dissolved	United Kingdom	Group	No	Level 25, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1105	Macquarie Affiliated Managers Holdings (USA) Inc.	26-2103542	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1106	MACQUARIE AFRICA (PROPRIETARY) LIMITED	2000/001243/07	Active	South Africa	Group	Yes	Ground Floor, Colinton House, The Oval, 1 Oakdale Street, Newlands, 7700, South Africa

1107	Macquarie Aircraft Leasing Finance SA	B121660	Active	Luxembourg	Group	Yes	37, rue du Saint Esprit, L-1475, Luxembourg, LU, Luxembourg
1108	Macquarie Aircraft Leasing Holdings (2) Limited	429567	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1109	Macquarie Aircraft Leasing Limited	426824	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1111	Macquarie Aircraft Leasing Services (France) (Dissolved 04/11/2010)	492 981 782 RCS Paris	Dissolved	France	Group	No	41-43 rue de Cronstadt, 75015, Paris, FR, France
1112	Macquarie Aircraft Leasing Services (Ireland) Limited	429566	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1113	Macquarie Aircraft Leasing Services (Singapore) Pte. Ltd.	200917376C	Active	Singapore	Group	Yes	120 Telok Ayer Street, Singapore, SG, 068589, Singapore
1114	Macquarie Aircraft Leasing Services (UK) Limited	5988531	Active	United Kingdom	Group	Yes	Enterprise House, 21 Buckle Street, London, England, E1 8NN, United Kingdom
1115	Macquarie Aircraft Leasing Services (US), Inc.		Active	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
1116	Macquarie AirFinance Acquisitions (Ireland) Limited	464499	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1117	Macquarie AirFinance Acquisitions (UK) Limited	6767724	Active	United Kingdom	Group	Yes	Enterprise House, 21 Buckle Street, London, England, E1 8NN, United Kingdom
1118	Macquarie AirFinance Acquisitions Holdings Ltd.	41370	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1120	Macquarie AirFinance Acquisitions Limited	41289	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1122	Macquarie AirFinance Aruba A.V.V.	41212.0	Active	Aruba	Group	Yes	Watapanastraat 7, Oranjestad, Aruba
1123	Macquarie AirFinance Holdings Limited	435319	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1124	Macquarie AirFinance International Group Limited	40863	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1126	Macquarie AirFinance International Limited	40569	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1128	Macquarie AirFinance Ltd.	38946	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1131	Macquarie AirFinance Warehouse (No. 1) Limited	40673	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton HM 11, BM, Bermuda
1133	MACQUARIE AIRPORT SERVICES (USA) INC. (Dissolved 29/10/2010)	26-3365365	Dissolved	United States	Group	No	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1135	Macquarie Allegiance Capital, LLC		Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
1136	Macquarie AMC Investment REIT LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1137	MACQUARIE AMERICAS CORP	13-4184042	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1139	MACQUARIE ARGENTA INC. (Dissolved 30/12/2011)	27-0711531	Dissolved	United States	Group	No	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1140	MACQUARIE ASIA LIMITED	619928	In Liquidation	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1142	Macquarie Asia New Stars Fund		Active	Luxembourg	Group	Yes	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
1143	Macquarie Asia Pacific Private Equity Offshore Fund, L.P.	MC-25427	Active	Cayman Islands	Group	Yes	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1144	MACQUARIE ASIA PROPERTY ADVISERS LIMITED (Dissolved on 17-02-2011)	EC-31595	Dissolved	Bermuda	Group	No	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
1145	MACQUARIE ASIA REAL ESTATE LIMITED (Struck off on 07/09/2007)	37186	Struck Off	Bermuda	Group	No	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1146	MACQUARIE ASIA STRUCTURED TRANSACTIONS LIMITED	1049991	Active	Virgin Islands, British	Group	Yes	Romasco Place, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British
1147	MACQUARIE ASIA STRUCTURED TRANSACTIONS LIMITED (SINGAPORE BRANCH)	T07FC7008F	Active	Singapore	Group	Yes	Registered Address of Branch :, 10 Marina Boulevard, #17-01, Tower 2, Marina Bay Financial Centre, Singapore 018983, Singapore
1149	Macquarie Asian Leaders Segregated Portfolio		Active	Cayman Islands	Group	Yes	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1151	Macquarie Asset Finance Holdings Limited	8253772	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1152	MACQUARIE ASSET FINANCE JAPAN LIMITED	0100-01-107687	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1153	MACQUARIE ASSET FINANCE MAURITIUS LTD	57952C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1154	Macquarie Asset Leasing (UK) Limited	7815862	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1155	MACQUARIE ASSET MANAGEMENT INC.	26-3263254	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1157	MACQUARIE AUSTRALIA COMPUTER SYSTEMS LEASING PTY LIMITED (DISSOLVED) (Dissolved 07/01/2008)	WK-128186	Dissolved	Cayman Islands	Group	No	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
1158	MACQUARIE AUTOPARK INC. (Dissolved 29/06/2012)	27-0201537	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1162	MACQUARIE AVIATION CAPITAL FINANCE LIMITED	368579	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1163	MACQUARIE AVIATION CAPITAL GROUP	368589	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

1164	Macquarie Bank International Limited	06309906	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1165	Macquarie Bank International Limited, Niederlassung Deutschland	HRB 189708	Active	Germany	Group	Yes	Sternstrasse 5, 80538 München, Germany
1166	Macquarie Bank International Limited, Vienna Branch	FN 331748 s	Active	Austria	Group	Yes
1167	Macquarie Bank Limited (DIFC Recognised Company)	1045	Active	United Arab Emirates	Group	Yes	Level 1, Office No. 110 & 111, Gate Village, Building 6, Dubai International Financial Centre, PO Box 506751, Dubai, United Arab Emirates
1168	Macquarie Bank Limited (Dominican Republic Branch)	74725SD	Active	Dominican Republic	Group	No	Level 3, 25 National Circuit, Forrest ACT 2603, Australia
1169	Macquarie Bank Limited (Geneva Rep Office)		Active	Switzerland	Group	No	L’avenue Industrial 4-6, 1227 Carouge, Geneva, Switzerland
1170	MACQUARIE BANK LIMITED (HONG KONG BRANCH)	F18649	Active	Hong Kong	Group	Yes	Level 3, 25 National Circuit, Forrest ACT 2603, Australia
1171	MACQUARIE BANK LIMITED (ITALY BRANCH) (Dissolved 19/07/2010)	R.E.A.:n.1780333	Dissolved	Italy	Group	No
1173	Macquarie Bank Limited (London Branch)	FC018220	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1174	MACQUARIE BANK LIMITED (SEOUL BRANCH)	104-84-07697	Active	Korea, Republic of	Group	Yes	Hanwha Bldg., 110 Sogong-dong, Jung-gu, Seoul, Korea, Republic of
1175	MACQUARIE BANK LIMITED (SOUTH AFRICA BRANCH) (DEREGISTERED)	2006/025283/10	De-registered	South Africa	Group	No	181 Jan Smuts Avenue, Block C, Rosebank Office Park, Parktown North, Johannesburg, 2193, South Africa
1176	Macquarie Bank Limited (Zurich Rep Office)		Active	Switzerland	Group	No	Beethovenstrasse 9, 8002 Zurich, Switzerland
1177	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (CHICAGO)		Active	United States	Group	No
1178	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (HOUSTON)		Active	United States	Group	No
1179	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (NEW YORK)		Active	United States	Group	No
1180	MACQUARIE BANK LIMITED REPRESENTATIVE OFFICE (SEATTLE)			United States	Group	No
1181	MACQUARIE BANK LIMITED SINGAPORE BRANCH	T11FC0018C	Active	Singapore	Group	Yes	Singapore Branch:- 10 Marina Boulevard, #17- 01 , Tower 2, Marina Bay Financial Centre, Singapore 018983. , MBL Head Office:- Level 3, 25 National Circuit, , Forrest ACT 2603, Australia
1182	Macquarie Barnett LLC	20-5913622	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1183	Macquarie Basin Leasing LLC	90-0899142	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1186	Macquarie Belgium TCG SPRL	R.P.M. 892390892	Active	Belgium	Group	Yes	Avenue du Port 86C , box 204, 1000 Brussels (Etterbeek), Belgium
1187	Macquarie Bermuda Investments Limited (Dissolved 24/04/2012)	42536	Dissolved	Bermuda	Group	No	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1188	Macquarie Beteiligungstreuhand GmbH	HRB 232767	Active	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany
1189	Macquarie Beteiligungsverwaltungs GmbH (in liquidation)	HRB 86921	In Liquidation	Germany	Group	Yes	Promenadeplatz 8, D-80333 Munich, Germany
1190	Macquarie BFS Holdings Ltd.	657826-8	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1191	MACQUARIE BIOMASS LLC	20-3690322	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1192	MACQUARIE BRASIL PARTICIPACOES LTDA	CNPJ03.516.449/0001	Active	Brazil	Group	Yes	Rua Jeronimo Da Veiga 45, Conj. 141, Chacara Itaim, Sao Paulo, Sp, 04551, Brasil
1194	Macquarie Canada Holdings Ltd. (Dissolved)	423532-1	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1195	Macquarie Canada Inventory Holdings Limited	798792-7	Active	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
1196	Macquarie Canada Services Ltd.	683412-4	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1197	Macquarie Canadian Holdings Operations Ltd. (Dissolved 02/02/2012)	1846259	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1198	Macquarie Canadian Infrastructure Management Limited	793548-0	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1200	Macquarie Canadian Investment Holdings Ltd.	6489800	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1201	MACQUARIE CANADIAN LUXEMBOURG S.A.R.L. (Dissolved 29/12/2011)	B112.601	Dissolved	Luxembourg	Group	No	46 place Guillaume II, L-1648, Luxembourg
1202	Macquarie Capital (Dubai) Limited	0740	Active	United Arab Emirates	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1203	Macquarie Capital (Europe) Limited	03704031	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1204	Macquarie Capital (Europe) Limited UK Filial, Sweden	516404-9909	Active	Sweden	Group	Yes	Biblioteksgatan 1, SE-111 46 Stockholm, Sweden
1205	Macquarie Capital (Europe) Limited, Amsterdam Branch	34297902	Active	Netherlands	Group	Yes
1206	Macquarie Capital (Europe) Limited, Dublin Branch	905963	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1207	Macquarie Capital (Europe) Limited, Geneva Representative Office		Active	Switzerland	Group	No	14, Rue Kleberg, CH-1201 Geneva, Switzerland
1208	Macquarie Capital (Europe) Limited, New York Branch (Dissolved 30.09.2008)	98-0500041	Dissolved	United States	Group	No
1209	Macquarie Capital (Europe) Limited, Niederlassung Deutschland	HRB 82506	Active	Germany	Group	Yes
1210	Macquarie Capital (Europe) Limited, Oficina de Representacion en Espana		Active	Spain	Group	No	CL Pinar No.5, 28006, Madrid, Spain

1211	Macquarie Capital (Europe) Limited, Paris Branch	478 586 167	Active	France	Group	Yes
1212	Macquarie Capital (Europe) Limited, Zurich Representative Office		Active	Switzerland	Group	No	Bahnhofstrasse 46, 8001 Zurich, Switzerland
1213	MACQUARIE CAPITAL (HONG KONG) LIMITED	611405	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1214	Macquarie Capital (India) Private Limited	11-90696	Active	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1215	MACQUARIE CAPITAL (KOREA) LIMITED	104-81-64533	Active	Korea, Republic of	Group	Yes	(4th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1216	MACQUARIE CAPITAL (MEXICO), S.A. de C.V.	MCM081013SY0	Active	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico
1217	MACQUARIE CAPITAL (NEW ZEALAND) LIMITED	1952567	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1218	MACQUARIE CAPITAL (SINGAPORE) PTE. LIMITED	199704430K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1219	Macquarie Capital (UK) Limited (Dissolved 31/01/2012)	6388283	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1220	MACQUARIE CAPITAL (USA) INC	98-0141094	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1221	Macquarie Capital Acquisitions (Canada) Ltd.	002149053	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1222	Macquarie Capital Acquisitions (Canada) No.2 Ltd	716740-7	Active	Canada	Group	Yes	335 8th Avenue South West, Royal Bank Building, Suite 1210, Calgary AB T2P 1C9, Canada
1226	Macquarie Capital Argentina Pty Ltd (Sucursal Argentina)	1818250	Active	Argentina	Group	Yes	Av. Santa Fe 1592 - 4º piso , (C1060 ABO) , Buenos Aires, Argentina
1227	Macquarie Capital CIS Holdings Pty Ltd (Russia Branch)	22407	Active	Russian Federation	Group	Yes	Naberezhnaya Tower, Block C, Presnenskaya emb., 10, 123317, Moscow, Russian Federation
1228	Macquarie Capital Dunlop Acquisitions LLC (Merged 30/11/2009)	13-3789912	Merged	United States	Group	No	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1229	Macquarie Capital Finance (Dubai) Limited	0736	Active	United Arab Emirates	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1230	Macquarie Capital Finance (Luxembourg) S.a.r.l. (Dissolved 30/03/2010)	B124775	Dissolved	Luxembourg	Group	No	46, Place Guillaume II, L-1648 , Luxembourg
1231	Macquarie Capital Funding (GP) Limited	88464	Active	Jersey	Group	Yes	22 Grenville Street, St Helier, JE4 8PX, Jersey

1232	MACQUARIE CAPITAL FUNDING L.P.	LP561	Active	Jersey	Group	Yes	Mourant International Finance, Administration, P.O Box 87, 22 Grenville, Street, St Helier, Jersey, Je4 8Px, United Kingdom
1233	Macquarie Capital Funding LLC		Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1234	MACQUARIE CAPITAL FUNDS (ASIA) LIMITED (Dissolved 30/04/2012)	1210279	De-registered	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1235	MACQUARIE CAPITAL GROUP LIMITED (UK BRANCH)	FC027878	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1236	Macquarie Capital Holdings (Canada) Ltd.	002149050	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1237	Macquarie Capital Holdings (Dubai) Limited	0687	Active	United Arab Emirates	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates
1238	MACQUARIE CAPITAL INVESTMENT MANAGEMENT INC. (Dissolved 12/03/2012)	26-3490931	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1239	Macquarie Capital Investment Management LLC	43-2082900	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1240	Macquarie Capital Limited (Dissolved 25/05/2010)	04242665	Dissolved	United Kingdom	Group	No	Level 30, CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1241	Macquarie Capital Markets Canada Ltd (London Branch) (closed on 10/12/2009)	FC017381	De-registered	United Kingdom	Group	No	Level 25, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1242	Macquarie Capital Markets Canada Ltd./Marchés Financiers Macquarie Canada Ltée.	565608	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1243	Macquarie Capital Markets North America Ltd./Marchés Financiers Macquarie Amérique Du Nord Ltée.	1079073	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1244	Macquarie Capital Principal Holdings Canada Ltd	803092-8	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1245	Macquarie Capital Products (CI) Limited (Dissolved 13/03/2012)	WK-203889	Dissolved	Cayman Islands	Group	No	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
1246	MACQUARIE CAPITAL PRODUCTS (NZ) LIMITED	2104407	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1247	MACQUARIE CAPITAL SECURITIES (INDIA) PRIVATE LIMITED	11-89592	Active	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1248	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED	MC-134609	Active	Cayman Islands	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

1249	MACQUARIE CAPITAL SECURITIES (JAPAN) LIMITED (TOKYO BRANCH)	0100-03-012063	Active	Japan	Group	Yes	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
1250	MACQUARIE CAPITAL SECURITIES (MALAYSIA) SDN. BHD.	463469-W	Active	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1251	MACQUARIE CAPITAL SECURITIES (MAURITIUS) LIMITED	15184/2070C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1252	Macquarie Capital Securities (Philippines) Inc.	180496	Active	Philippines	Group	Yes	22/F 6750 Office Tower, Ayala Avenue, Makati City, Philippines
1253	MACQUARIE CAPITAL SECURITIES (SINGAPORE) PTE. LIMITED	198702912C	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1254	Macquarie Capital Securities Limited	135973	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1255	MACQUARIE CAPITAL SECURITIES LIMITED (SEOUL BRANCH)	110-84-02227	Dormant	Korea, Republic of	Group	Yes	110 Sogong-dong, Jung-gu, Seoul, 100-755, Korea, Republic Of
1256	MACQUARIE CAPITAL SECURITIES LIMITED (TAIWAN BRANCH)	89407381	Active	Taiwan	Group	Yes	5F, 2 Fusing S. Road, Sec 1, Taipei 10492, Taiwan
1257	Macquarie Capital Specialized Financing Limited (Dissolved 09/11/2012)	680634-1	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1258	Macquarie Capital US Acquisitions LLC	13-3789912	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1259	MACQUARIE CAPITOLA VILLAS INC.	27-0201348	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1260	MACQUARIE CAYMAN HOLDINGS 2 CO.	169009	Active	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1261	MACQUARIE CAYMAN HOLDINGS CO	168347	Active	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1265	Macquarie Climate Change Investments PNG Limited (Liquidated 09.09.2011)	1-65845	Liquidated (solvent)	Papua New Guinea	Group	No	PO BOX 904, Port Moresby, Allotment 30 Section 38, (Gordons), Hohola, National Capital District, Papua New Guinea
1269	MACQUARIE COMMERCIAL REAL ESTATE DEBT FUND GP LTD (Stuck Off)	204483	Struck Off	Cayman Islands	Group	No
1270	MACQUARIE COMMERCIAL REAL ESTATE DEBT FUND L.P. (31.03.2009 - DISSOLVED)	26-1987429	Dissolved	Cayman Islands	Group	No
1271	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED	201016397N	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1272	MACQUARIE COMMODITIES (SINGAPORE) PTE. LIMITED, Indonesia Rep. Office	SP.688/AsingP3A PDN.2/9/2010	Active	Indonesia	Group	Yes

1273	Macquarie Commodities (UK) Limited	05259474	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1274	MACQUARIE COMMODITIES (USA) INC	26-0555065	Active	United States	Group	Yes	CT Corporation System, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America
1275	Macquarie Commodities Brasil Ltda.	15.246.175/0001-50	Active	Brazil	Group	Yes
1276	Macquarie Commodities Factoring Holdings (UK) Limited	06863247	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1277	MACQUARIE COMMODITIES FACTORING LLC	20-5913559	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1278	Macquarie Commodities Finance (UK) Limited	05259503	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1279	MACQUARIE COMMODITIES FUND LIMITED - (Dissolved 05/03/2012)	35304	Dissolved	Bermuda	Group	No	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
1280	MACQUARIE COMMODITIES FUNDING (USA) LLC	20-5913559	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1281	MACQUARIE COMMODITIES HOLDINGS (USA) LLC	20-5913559	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1282	MACQUARIE COMMODITIES TRADING INC.	51-0566317	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1286	Macquarie Consultoria Agricola E Representacoes Ltda.	12-377-980/0001-25	Active	Brazil	Group	Yes	Rua Funchal 418 - 33 andar , Sao Paulo SP Brazil 04551-060
1287	MACQUARIE COOK POWER INC (Merged into Macquarie Energy LLC 01/02/2010)	20-5913710	Merged	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1288	MACQUARIE CORIOLIS HOLDINGS INC (Dissolved 11/05/2011)	20-0172706	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1289	Macquarie Corona Energy Holdings Limited	4752472	Active	United Kingdom	Group	Yes	Edward Hyde Building, 38 Clarendon Road, Watford, England, WD17 1JW, United Kingdom
1290	Macquarie Corporate and Asset Finance (Ireland) Limited	368580	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1291	MACQUARIE CORPORATE AND ASSET FINANCE CONSULTING INC.	26-3771444	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1292	MACQUARIE CORPORATE AND ASSET FINANCE HOLDINGS INC.	26-3769039	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1293	MACQUARIE CORPORATE AND ASSET FUNDING INC.	26-3769367	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1294	MACQUARIE CORPORATE FINANCE (USA) INC (Dissolved 02/06/2011)	84-1173374	Dissolved	United States	Group	No	The Corporation Company, 1675 Broadway, Denver, Colorado 80202, Usa
1295	MACQUARIE CORPORATE FINANCE LIMITED NIEDERLASSUNG DEUTSCHLAND	HRB52973	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1296	MACQUARIE COTTON INTERNATIONAL INC	20-1536178	Active	United States	Group	Yes	The Corporation Trust Company, 500 East Court Avenue , Des Moines, Iowa, 50309, United States Of America
1308	Macquarie CPS LLC		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1309	Macquarie Credit Investment Management Inc.	90-0797831	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1314	Macquarie Crop Partners GP, LLC	27-2279644	Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1316	Macquarie DD1 (USA) Inc.	27-3815985	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1317	Macquarie Denmark Limited A/S	29318190	Active	Denmark	Group	Yes	Harbour House, Sundkrogsgade 21, 2100, Copenhagen, Denmark
1318	Macquarie Distribution Finance Ltd.	20.3.0.31.542-6	Active	Switzerland	Group	Yes	Lindenstrasse 28, 8008, Zurich, Switzerland
1323	MACQUARIE DISTRICT ENERGY MANAGEMENT, INC.	20-1728851	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1326	MACQUARIE DYNAMIC MANAGEMENT (EBB3) LLC (Liquidated Solvent 29.02.2008)		Liquidated (solvent)	United States	Group	No	125 West 55th Street, Level 10, New York NY 10019, United States
1327	MACQUARIE DYNAMIC MANAGEMENT (USA) INC	20-5962618	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1328	MACQUARIE ELECTRONICS CONSULTING INC (Dissolved 26/10/2012)	56-2361134	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1329	MACQUARIE ELECTRONICS LIMITED	363806	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1330	MACQUARIE ELECTRONICS REMARKETING LIMITED	363803	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1331	MACQUARIE ELECTRONICS USA INC	54-2077555	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1332	MACQUARIE EMERGING MARKETS ARBITRAGE TRADING PTE. LIMITED (NON HONG KONG COMPANY) (Branch ceased effective 24/06/2009)	F13634	Ceased Place of Business	Hong Kong	Group	No	1 Temasek Avenue, #27-01 Millenia Tower 039192, Singapore
1333	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED	200408424K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1334	MACQUARIE EMERGING MARKETS ASIAN TRADING PTE. LIMITED (Non-Hong Kong Company)	F18440	Active	Hong Kong	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1335	MACQUARIE ENERGY ASSETS LLC	20-3690322	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1336	Macquarie Energy Canada Ltd.	6643795	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1337	Macquarie Energy Holdings Canada II Ltd	664382-5	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1338	Macquarie Energy Holdings Canada Ltd.	664374-4	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1340	Macquarie Energy Investments LLC	26-2836378	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1341	Macquarie Energy LLC	93-1043421	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1342	MACQUARIE ENERGY NORTH AMERICA FINANCE INC. (Dissolved 31/03/2011)	33-1161318	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1343	MACQUARIE ENERGY NORTH AMERICA TRADING INC.	20-3690322	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1345	Macquarie Equipment Finance (UK) Limited	8253764	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1346	Macquarie Equipment Finance Holdings Inc.	26-1412606	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1347	MACQUARIE EQUIPMENT FINANCE LIMITED	262381	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1348	Macquarie Equipment Finance Limited	421234	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1349	Macquarie Equipment Finance Ltd./Macquarie Financement d’Équipement Ltée.	605377-7	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1350	Macquarie Equipment Finance Services Limited	475730	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1351	Macquarie Equipment Finance, Inc.	26-1476987	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1352	Macquarie Equipment Funding Limited	468487	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1353	Macquarie Equipment Funding, LLC	26-1477059	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1354	Macquarie Equipment Leasing Fund Two, LLC		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1355	MACQUARIE EQUIPMENT LEASING FUND, LLC	26-3291543	Active	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1356	MACQUARIE EQUIPMENT LEASING SDN. BHD.	459515-H	Active	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1357	MACQUARIE EQUITIES (ASIA) LIMITED	485394	To Be Liquidated	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1358	MACQUARIE EQUITIES BRASIL ADMINISTRACAO DE FUNDOS E PARTICIPACAO LTDA	04.317.671/0001-31	Active	Brazil	Group	Yes	Rua Jeronimo Da Veiga 45, Conjunto 142, Building Office Tower, Itaim 04536-000, Sao Paulo, Brasil
1360	MACQUARIE EQUITIES CUSTODIANS LIMITED	WN1114218	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1361	MACQUARIE EQUITIES NEW ZEALAND LIMITED	WN/1007806	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1362	Macquarie Equity Products (UK) Limited	06294706	To Be Dissolved	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1363	MACQUARIE ESPRIT INC.	27-0743007	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1367	Macquarie Euro Limited	7713808	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1368	Macquarie European Alpha Master Fund	MC268820	Active	Cayman Islands	Group	Yes	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1369	MACQUARIE EUROPEAN HOLDINGS PTY LIMITED (NON HONG KONG COMPANY)	F15820	Active	Hong Kong	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1375	Macquarie European Investment Holdings Limited	06146573	Active Non-Trading	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1376	Macquarie European Rail Limited	8253782	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1377	Macquarie European Rail Limited (Luxembourg Branch)	B172.199	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1382	Macquarie Factoring (UK) Limited	06863285	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1383	Macquarie Factoring Finance (UK) Limited	06863307	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1386	Macquarie FG Holdings Inc.	26-2864605	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1387	Macquarie FICC (UK) Limited	6855383	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1388	MACQUARIE FINANCE (INDIA) PRIVATE LIMITED	U65999MH2009PTC190863	Active	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
1389	MACQUARIE FINANCE (NZ) LIMITED	1065067	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1390	Macquarie Finance (UK) Ltd. (Dissolved 26/04/2011)	02984767	Dissolved	United Kingdom	Group	No	Level 30, CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1391	MACQUARIE FINANCE (USA) INC (Dissolved 31/03/2011)	20-5871391	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1392	MACQUARIE FINANCE AMERICAS INC (Dissolved 14/05/2010)	41-2221518	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1393	MACQUARIE FINANCE KOREA CO., LTD.	106-81-94256	Active	Korea, Republic of	Group	Yes	(9th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea
1394	Macquarie Financial Holdings (USA) LLC	13-3789912	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1395	MACQUARIE FINANCIAL HOLDINGS LIMITED (NON HONG KONG COMPANY)	F15819	Active	Hong Kong	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1396	Macquarie Financial Infrastructure Alliance Limited (Dissolved 18.3.09)	05645886	Dissolved	United Kingdom	Group	No	Hill House, 1 Little New Street, London, EC4A 3TR, United Kingdom

1397	MACQUARIE FINANCIAL INFRASTRUCTURE FUND (Dissolved 22.03.2010)	155537	Dissolved	Cayman Islands	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
1398	Macquarie Financial Ltd./Financiere Macquarie Ltee.	4228146	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1399	MACQUARIE FINANCIAL SERVICES (ASIA) PTE. LIMITED	200800950C	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1400	Macquarie Financial Services Holdings (UK) Limited (Dissolved 26/10/2010)	06395646	Dissolved	United Kingdom	Group	No	Level 25, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1401	Macquarie Financial Trustees (Proprietary) Limited	2007/030612/07	Active	South Africa	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Capetown, 7925, South Africa
1405	MACQUARIE FIXED INCOME CURRENCIES AND COMMODITIES (SINGAPORE) PTE. LIMITED	200813631K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1406	Macquarie France SARL	481 104 479 R.C.S. Paris	Active	France	Group	Yes	26-28 rue de Londres, 75009 Paris, France
1407	Macquarie Fund Solutions	B143751	Active	Luxembourg	Group	Yes	69, route d’Esch, L-1470, Luxembourg
1408	Macquarie Fund Solutions - Macquarie and Rogers China Agriculture Fund (Liquidated 01/09/2010)		Liquidated (solvent)	Luxembourg	Group	No	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
1409	Macquarie Fund Solutions - Macquarie Emerging Markets Infrastructure Securities Fund		Active	Luxembourg	Group	Yes	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
1410	Macquarie Fund Solutions - Macquarie Emerging Markets Opportunities Fund (Dissolved 28/04/2011)		Dissolved	Luxembourg	Group	No	69, route d’Esch, L-1470 Luxembourg, Grand Duchy of Luxembourg, Luxembourg
1411	Macquarie Funding (B.C.) Inc.	BC0847563	In Dissolution	Canada	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada
1412	MACQUARIE FUNDING HOLDINGS INC	20-5913559	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1413	Macquarie Funding Inc.	6581935	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1414	MACQUARIE FUNDING NEW ZEALAND LIMITED	2021841	Liquidated (solvent)	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1415	MACQUARIE FUNDS MANAGEMENT (USA) INC.	20-3783039	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1416	MACQUARIE FUNDS MANAGEMENT HONG KONG LIMITED	724745	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1417	MACQUARIE FUNDS MANAGEMENT SPC	177751	Active	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1418	MACQUARIE FUTURES & OPTIONS (HONG KONG) LIMITED	170076	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong

1419	MACQUARIE FUTURES (ASIA) LIMITED	111631	To Be Liquidated	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1420	MACQUARIE FUTURES INC. (Dissolved 31/08/2005)	991311790-3075848	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1421	Macquarie Futures USA LLC	20-4193486	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1424	Macquarie Generation Management I, Inc.	27-3311627	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1425	Macquarie Generation Management II, Inc.	27-3314449	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1426	Macquarie Germany Holdings GmbH	HRB 82733	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1427	Macquarie Germany Holdings GmbH & Cies S.E.N.C.	B142903	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1429	MACQUARIE GLOBAL FINANCE SERVICES (MAURITIUS) LIMITED	068897C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1430	MACQUARIE GLOBAL GROWTH ADVISORS LLC (Dissolved 25/01/2012)	26-3872571	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1431	MACQUARIE GLOBAL GROWTH MANAGERS LLC (Dissolved 25/01/2012)	26-3872505	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1439	Macquarie Global Investments (UK) Limited	05259497	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1440	Macquarie Global Long Short Segregated Portfolio (Fund Closed 01/09/2010)		Dissolved	Cayman Islands	Group	No	C/o Maples Corporate Services Limited, PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1441	Macquarie Global Multi Events Segregated Portfolio		Active	Cayman Islands	Group	Yes	P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1442	MACQUARIE GLOBAL OPPORTUNITIES PARTNERS GP LTD	194165	Active	Cayman Islands	Group	Yes	C/- Walker Spv Limited, Walker House, 87 Mary Street, George Town, Grand Cayman, Ky1- 9002, Cayman Islands
1443	Macquarie Global Opportunities Partners LLC	20-8983535	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1446	MACQUARIE GLOBAL RESOURCES MASTER HEDGE FUND LP (Dissolved 27/09/2011)	LP461	Dissolved	Virgin Islands, British	Group	No	c/o Walkers Chambers, 171 Main Street, PO Box 92, Road Town, Tortola, 1110, Virgin Islands, British

1447	MACQUARIE GLOBAL RESOURCES OFFSHORE HEDGE FUND LIMITED (Dissolved 23/09/2011)	1480825	Dissolved	Virgin Islands, British	Group	No	c/o Walkers Chambers, 171 Main Street, PO Box 92, Road Town, Tortola, 1110, Virgin Islands, British
1448	MACQUARIE GLOBAL SERVICES PRIVATE LIMITED	168982	Active	India	Group	Yes	Unit No. 8-12, Ground Floor, Babar Road, World Trade Center, New Delhi, 110001, India
1461	Macquarie GP Limited	05488013	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1462	Macquarie GP2 Limited	05718600	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1463	Macquarie Grand Parkway HoldCo LLC (Dissolved 27/08/2012)	13-3789912	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1465	MACQUARIE GROUP HOLDINGS (SINGAPORE) PTE. LIMITED	200412291W	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1466	Macquarie Group Holdings (UK) No.1 Limited	06357992	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1467	Macquarie Group Holdings (UK) No.2 Limited	06357999	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1468	Macquarie Group Holdings (UK) No.4 Limited	7032532	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1469	MACQUARIE GROUP HOLDINGS NEW ZEALAND LIMITED	1952566	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1470	Macquarie Group Investments (UK) Limited (Dissolved 01/05/2012)	06373218	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1471	Macquarie Group Investments (UK) No.2 Limited	07438584	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1472	MACQUARIE GROUP NEW ZEALAND LIMITED	245979	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1473	MACQUARIE GROUP SERVICES (SINGAPORE) PTE. LIMITED	200703288K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1474	MACQUARIE GROUP SERVICES AUSTRALIA PTY LTD (UK BRANCH)	FC027877	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1476	MACQUARIE HALLWAY PROPERTY LIMITED (Dissolved on 06/10/2011)	599031	Dissolved	Virgin Islands, British	Group	No	Trident Chambers, Wickhams Cay, Po Box 146, Road Town Tortola, British Virgin Islands
1477	MACQUARIE HARBOURSIDE ASSET MANAGEMENT LIMITED (Dissolved 15/01/2011)	MC-159571	Dissolved	Cayman Islands	Group	No	Po Box 1093Gt, Queensgate House, South Church Street, George Town, Grand Cayman, Cayman Islands
1478	Macquarie Helix Japan Fund (Dissolved)	MC-222265	Dissolved	Cayman Islands	Group	No	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands
1479	Macquarie Helix Japan Master Fund (Dissolved)	MC-222264	Dissolved	Cayman Islands	Group	No	Maples & Calder, Po Box 309Gt, Ugland House, South George Street, George Town, Grand Cayman, Cayman Islands

1481	Macquarie HiTIP Management I, Inc.	27-3314559	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1482	MACQUARIE HOLDCO LP (DEREGISTERED)	150301018	De-registered	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1483	Macquarie Holdings (Canada) Ltd	728003-3	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1484	MACQUARIE HOLDINGS (MEXICO), S.A. DE C.V.	MHM08101318A	Active	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas. 603 y 604, Colonia Lomas de Chapultepec Delg. Miguel Hidalgo C.P. , 11000 Mexico D.F., Mexico
1485	MACQUARIE HOLDINGS (SINGAPORE) PTE. LTD.	200703280D	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1487	MACQUARIE HOLDINGS (U.S.A.) INC.	13-3789912	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1488	Macquarie Holdings (UK) No.1 Limited	06309919	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1489	Macquarie Hong Kong Finance Limited	MC-199805	Active	Cayman Islands	Group	Yes	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
1490	Macquarie Hong Kong Finance Limited (NON HONG KONG COMPANY)	F15963	Active	Hong Kong	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
1491	MACQUARIE IH IRELAND LIMITED (Dissolved 23/08/2009)	421022	Dissolved	Ireland	Group	No	25-28 North Wall Quay, Dublin 1, Ireland
1493	MACQUARIE INC	36-4307649	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1494	MACQUARIE INDIA HOLDINGS LIMITED	58341C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1495	MACQUARIE INDIA INFRASTRUCTURE MANAGEMENT HOLDINGS PTE. LIMITED	200823500E	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1496	MACQUARIE INDIAN AIRPORTS TWO LIMITED	58340C2/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1497	MACQUARIE INDUSTRIAL INVESTMENTS MALTA LIMITED	C41803	Active	Malta	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta
1504	MACQUARIE INFRASTRUCTURE ADVISORY (PHILIPPINES) INC.	CS201221372	Active	Philippines	Group	Yes	22/F 6750 Office Tower, Ayala Avenue, Makati City, Philippines
1505	Macquarie Infrastructure and Real Assets (Dubai) Limited	0744	Active	United Arab Emirates	Group	Yes	Level 7, Building 6, Emaar Square, PO Box 506751, Dubai, United Arab Emirates

1506	Macquarie Infrastructure and Real Assets (Europe) Limited	03976881	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1507	Macquarie Infrastructure and Real Assets (Europe) Limited (Spain)		Active	Spain	Group	Yes
1508	Macquarie Infrastructure and Real Assets (Europe) Limited, Paris Branch	499 798 742	Active	France	Group	Yes	41 Avenue George V, 75008, Paris, France
1509	Macquarie Infrastructure and Real Assets (Hong Kong) Limited	623285	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1510	Macquarie Infrastructure and Real Assets (Sales) Canada Ltd	784370-4	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1511	MACQUARIE INFRASTRUCTURE AND REAL ASSETS (SINGAPORE) PTE. LIMITED	200513362E	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1512	MACQUARIE INFRASTRUCTURE AND REAL ASSETS (SINGAPORE) PTE. LIMITED (NON HONG KONG COMPANY) (Ceased place of business effective 24/10/2011)	F16888	Ceased Place of Business	Hong Kong	Group	No	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1513	Macquarie Infrastructure and Real Assets Canada Ltd.	418159-0	In Dissolution	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1514	Macquarie Infrastructure and Real Assets Inc.	20-8983572	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1515	Macquarie Infrastructure and Real Assets México, S.A. de C.V.	MCF090729QX6	Active	Mexico	Group	Yes	Paseo de la reforma 115, Piso 6, Colonia Lomas de Chapultepec, CP 11000, Mexico City D.F, Mexico
1516	Macquarie Infrastructure and Real Assets SA	B138295	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1520	Macquarie Infrastructure Development Fund LP (Dissolved 25/01/2011)	LP12751	Dissolved	United Kingdom	Group	No	c/o Augentius Fund Administration (Guernsey) Limited, PO Box 60 Carinthia House, 9-12 The Grange, St Peter Port Guernsey GY1 4BF
1521	Macquarie Infrastructure GP Limited	5755862	Dormant	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1524	MACQUARIE INFRASTRUCTURE HOLDINGS AG (in liquidation)	CH-170.3.028.960-5/	In Liquidation	Switzerland	Group	Yes	Beethovenstrasse 9, 8002 Zurich, Switzerland
1526	MACQUARIE INFRASTRUCTURE MANAGEMENT (ASIA) PTY LIMITED - SINGAPORE BRANCH	T06FC6823A	Active	Singapore	Group	Yes	C/- Company Secretarial, Mezzanine Level, No. 1 Martin Place, Sydney NSW 2000, Australia
1527	MACQUARIE INFRASTRUCTURE MANAGEMENT (USA) INC	20-0643354	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1530	MACQUARIE INFRASTRUCTURE OPPORTUNITIES FUND LTD (Dissolved on 29/12/2009)	200077	Dissolved	Cayman Islands	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands

1534	Macquarie Infrastructure Partners Canada GP Ltd.	4339673	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1537	Macquarie Infrastructure Partners II GP LLC		Active	United States	Group	Yes	1209 Orange Street , Wilmington DE 19801, United States
1540	Macquarie Infrastructure Partners III GP LLC		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1541	Macquarie Infrastructure Partners III, L.P.		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1542	MACQUARIE INFRASTRUCTURE PARTNERS INC	20-4166306	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1544	Macquarie Infrastructure Partners U.S. GP LLC	20-8983572	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1545	Macquarie Infrastructure Philippines Limited	46726	Active	Bermuda	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1546	MACQUARIE INFRASTRUCTURE PRIVATE TRUSTEE COMPANY LIMITED	29003	Active	Bermuda	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1548	MACQUARIE INFRASTRUCTURE REINSURANCE COMPANY LIMITED	41533	Active	Bermuda	Group	Yes	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
1551	MACQUARIE INSURANCE (SINGAPORE) PTE. LTD.	200505701K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1552	Macquarie Insurance Services Ltd./Services D’Assurances Macquarie Ltée	1460256	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1553	Macquarie International Advisory Limited	117787C	Active	Isle of Man	Group	Yes	33-37 Athol Street, Douglas, IM1 1LB, Isle of Man
1556	Macquarie International Holdings Limited	04125302	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1557	Macquarie International Holdings Limited, Shanghai Representative Office (De-registered on 20/02/2009)	.	De-registered	China	Group	No	N/A
1558	MACQUARIE INTERNATIONAL HOUSING AND LAND CONSULTING (SHANGHAI) COMPANY LIMITED	310000400294785 (Jing An)	Active	China	Group	Yes	5C, Dong Yi Building, 88 Chang Shu Road, Shanghai, China
1564	Macquarie International Investment Holdings LP (Dissolved 28/12/2011)	LP013238	Dissolved	United Kingdom	Group	No	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1565	Macquarie International Limited	01802574	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1566	MACQUARIE INTERNATIONAL LIMITED (NON HONG KONG COMPANY)	F11422	Active	Hong Kong	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1567	MACQUARIE INTERNATIONAL LIMITED SEOUL BRANCH (De-registered 27/03/2012)	104-84-05215	De-registered	Korea, Republic of	Group	No	110 Sogong-dong, Jung-gu, Seoul, 100-755, Korea, Republic of
1568	MACQUARIE INTERNATIONAL NEW YORK PARKING CO	169002	To Be Liquidated	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1569	MACQUARIE INTERNATIONAL SC INVESTMENTS CO	169050	To Be Liquidated	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1570	Macquarie International Services Limited	502151	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1571	MACQUARIE INTERNATIONAL SMALL CAP ROADS CO. (In Liquidation)		In Liquidation	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman
1573	Macquarie Internationale Investments Limited	04957256	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1574	MACQUARIE INVESTMENT (HONG KONG) LIMITED	36631	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1575	MACQUARIE INVESTMENT ADVISORY (BEIJING) CO LTD	110000410210419	Active	China	Group	Yes	Lvl 17,Tower E2, Beijing Oriental Plaza, No.1 East Chang An Avenue, Dongcheng District, Beijing, China
1576	MACQUARIE INVESTMENT ADVISORY (BEIJING) LIMITED (SHANGHAI BRANCH)	012579(Xuhui)	Active	China	Group	No	Unit 1866, 18th Floor, The Centre, 989 Changle Road, Shanghai, China
1577	MACQUARIE INVESTMENT HOLDINGS INC (DEREGISTERED 12.01.2007)	76-0738929	De-registered	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1578	Macquarie Investment Management (Austria) GmbH	FN 350922 m	Active	Austria	Group	Yes	Kärntner Straße 28, 1010 Wien, Austria
1579	MACQUARIE INVESTMENT MANAGEMENT (BERMUDA) LIMITED	41471	Active	Bermuda	Group	Yes	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
1580	MACQUARIE INVESTMENT MANAGEMENT (NZ) LIMITED	WN1114216	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1581	Macquarie Investment Management Austria Kapitalanlage AG	FN 171881 t	Active	Austria	Group	Yes	Kärntner Straße 28, 1010, Wien, Austria
1582	MACQUARIE INVESTMENT MANAGEMENT S.à r.l.	B108283	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
1583	Macquarie Investments (Proprietary) Limited	2009/012283/07	Active	South Africa	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
1584	MACQUARIE INVESTMENTS (SINGAPORE) LIMITED	WK-133809	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, Po Box 908, George Town, Grand Cayman, KY1-9005, Cayman Islands
1585	Macquarie Investments (UK) Limited	04104671	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1586	MACQUARIE INVESTMENTS (USA) INC (Dissolved 31/03/2011)	20-5871327	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1587	Macquarie Investments 1 Limited	05582630	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1588	Macquarie Investments 2 Limited	05708696	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1589	Macquarie Investments 3 Limited	07012592	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1590	Macquarie Investments Deutschland GmbH	HRB 74953	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1591	Macquarie Investments LLC	n/a	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1592	MACQUARIE INVESTMENTS SINGAPORE PTE. LIMITED (Dissolved 18/12/2012)	200718499D	Dissolved	Singapore	Group	No	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1593	Macquarie Investments US Inc.	45-2856257	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1594	Macquarie Investor Products (UK) Limited	06373185	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1595	MACQUARIE JAPAN INFRASTRUCTURE NO.1 PTY LIMITED (JAPAN BRANCH)	0100-03-012002	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1596	MACQUARIE JAPAN INFRASTRUCTURE NO.2 PTY LIMITED (JAPAN BRANCH)	0100-03-011932	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1597	MACQUARIE JAPAN INFRASTRUCTURE NO.3 PTY LIMITED (JAPAN BRANCH) (DEREGISTERED)	0100-03-012590	De-registered	Japan	Group	No	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1598	MACQUARIE JAPAN INFRASTRUCTURE NO.4 PTY LIMITED (JAPAN BRANCH)	0100-03-012591	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1599	MACQUARIE JIN LIN (MAURITIUS) PTY LTD (Liquidated on 12/11/2009)	52430C1/GBL	Liquidated (solvent)	Mauritius	Group	No	4Th Floor, Ibl House, Caudan, Port Louis, Mauritius
1600	MACQUARIE KNOWLEDGE EXCHANGE LIMITED (Dissolved on 06/08/2010)	1193962	Dissolved	Hong Kong	Group	No	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1601	MACQUARIE KOREA ASSET MANAGEMENT CO., LTD.	104-81-76330	Active	Korea, Republic of	Group	Yes	109 Sogong-ro (4F Hanwha Bldg, 110 Sogong- dong), Jung-gu, Seoul, 100-755, Korea, Republic of
1607	MACQUARIE KOREA OPPORTUNITIES MANAGEMENT, LTD.	104-81-95716	Active	Korea, Republic of	Group	Yes	(Hanwha Building, Sogong-dong), 109 Sogong- ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1609	Macquarie Korean Investment Holdings Limited (Dissolved 25/05/2010)	05487970	Dissolved	United Kingdom	Group	No	Level 30, CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom

1611	MACQUARIE LEASING (CHINA) CO LIMITED	100000400011564	Active	China	Group	Yes	Level 17, Office Tower E2, The Towers, Oriental Plaza,No.1 East Chang An Avenue, Dong Cheng District, Beijing 100738, China
1612	MACQUARIE LEASING (JAPAN) NO. 1 LIMITED (De-registered on 27/02/2009)	0199-01-116214	De-registered	Japan	Group	No	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1613	MACQUARIE LEASING (NZ) LIMITED (Dissolved 04/03/2011)	243880	Dissolved	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1614	Macquarie Leasing (UK) Limited	02997799	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1615	Macquarie Leasing Limited	05867292	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1620	MACQUARIE LEISUREWORLD LUXEMBOURG S.A.R.L	RCSLUXB112.243	Dissolved	Luxembourg	Group	No	31-33 Boulevard Du Prince Henri,, L-1724, Luxembourg
1621	Macquarie Lending & Investment Partners LLP	OC363068	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1622	MACQUARIE LENDING NZ LIMITED (Dissolved 04/03/2011)	206344	Dissolved	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1623	MACQUARIE LG BIOMASS LLC	20-3690322	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1625	Macquarie Loan Funding Inc. (Dissolved 22/12/2010)		Dissolved	United States	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1636	Macquarie Management GmbH	HRB 74075	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1638	MACQUARIE MAURITIUS INVESTMENTS LIMITED	51142C1/GBL	Active	Mauritius	Group	Yes	Les Cascades, Edith Cavell Street, Port-Louis, Mauritius
1639	MACQUARIE MDT HOLDINGS INC (Dissolved 20/09/2011)	20-1876656	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1641	Macquarie MEAP Holding Ltd.	2264114	In Dissolution	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1642	Macquarie Metals and Energy Capital (Canada) Ltd.	639997-5	Active	Canada	Group	Yes	550 Burrard Street, Suite 2400, Bentall 5, Vancouver BC V6C 2B5, Canada
1643	Macquarie Meters 1 (UK) Limited	04921203	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1644	Macquarie Meters 2 (UK) Limited	04920378	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1645	Macquarie Meters 3 (UK) Limited	07361419	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1646	Macquarie Meters 4 Limited	1344888	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1652	MACQUARIE MEXICO INFRASTRUCTURE MANAGEMENT, S.A. DE C.V.	Not Applicable	Active	Mexico	Group	Yes	Gonzalez Calvillo, S.C., Montes Urales No. 632 Piso 3, Lomas de Chapultepec, 11000 Mexico, D.F., 11000, Mexico

1653	Macquarie Mexico Real Estate Management, S.A. de C.V.	477795	Active	Mexico	Group	Yes	Paseo de la reforma 115, Piso 6 Colonia Lomas de Chapultepec CP 11000, Mexico City, D.F. Mexico, Mexico
1654	MACQUARIE MICROSTAR HOLDINGS INC	4508971	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1657	Macquarie MLH, LLC		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1659	MACQUARIE MORTGAGES USA INC	22-3840451	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1661	MACQUARIE NATURAL GAS SUPPLY I INC. (Dissolved 12/01/2011)	26-3500892	Dissolved	United States	Group	No	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
1662	MACQUARIE NB US HOLDINGS INC.	26-3834772	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
1663	MACQUARIE NE HOLDINGS (SINGAPORE) PTE. LIMITED	200404077D	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1664	MACQUARIE NE HOLDINGS INC. (Dissolved 21/03/2012)	26-3490855	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1667	MACQUARIE NEW YORK PARKING 1 LLC (Dissolved 03/08/2010)	83-0491922	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1670	MACQUARIE NEW YORK PARKING INC. (Dissolved 02/02/2011)	20-3669351	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1671	MACQUARIE NEW ZEALAND LIMITED	334868	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1672	Macquarie NM Management I, Inc	27-3311477	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1673	Macquarie NM Management II, Inc.	27-3311556	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1674	Macquarie Nominees Limited (Dissolved 01/05/2012)	06697718	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1675	Macquarie North America Ltd.	3481018	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1676	Macquarie North America Securities Ltd.	3939987	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada

1678	MACQUARIE NOVA HOLDINGS LLC (DISSOLVED)		Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1683	MACQUARIE OFFICE TRS SERVICES INC (Sold 01/03/2010)	20-8167772	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1686	MACQUARIE OFFSHORE MASTER FUND LIMITED	30414	Active	Bermuda	Group	Yes	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
1687	Macquarie Offshore Services Pty Ltd - Philippine Branch	FS200805155	Active	Philippines	Group	Yes	30/F Tower 1, The Enterprise Centre, Ayala Avenue, Makati City, Philippines
1688	MACQUARIE OIL AND GAS HOLDINGS INC	20-5426915	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1689	Macquarie Oil Services Canada Ltd	770975-7	Active	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
1690	MACQUARIE ONE LIMITED	OF2150	Active	United Arab Emirates	Group	Yes	Al Tamimi & Company, 29Th Floor, Dubai World Trade Centre, Po Box 9275, Dubai, United Arab Emirates
1691	Macquarie One LLC		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1692	Macquarie PA TAP Management I, Inc.	27-3314672	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1693	MACQUARIE PACIFIC MANAGEMENT LIMITED (DEREGISTERED 24.06.2003)	1860	De-registered	Cook Islands	Group	No	Bermuda House, Tutakimoa Road, Po Box 25, Rarotonga, Cook Islands
1698	MACQUARIE PETERBOROUGH HOSPITAL INVESTMENTS LIMITED	6349353	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1701	Macquarie Physical Metals (USA) Inc.	45-1622999	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1702	Macquarie Pioneer Bakery LLC (Dissolved 28/09/2011)	27-0376191	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1703	Macquarie Platinum Katella Inc.	27-0838084	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1704	Macquarie PMI LLC	27-4554619	Active	United States	Group	Yes	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
1705	Macquarie PMI Manager LLC		Active	United States	Group	Yes
1707	Macquarie Poinsettia Inc.	27-1560871	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, , Wilmington DE 19801, United States

1708	MACQUARIE PORTS INC (Dissolved 05/10/2011)	20-4044600	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1712	Macquarie Power LLC (Merged 28/03/2012)		Merged	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1713	Macquarie Power Management Limited Partnership	210356952	Dissolved	Canada	Group	No	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1714	Macquarie Power Management Ltd.	4235312	In Dissolution	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1715	MACQUARIE PRECISION MARKETING (JAPAN) LIMITED	0100-01-119544	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1716	Macquarie Premium Funding Inc./Financement Primes Macquarie Inc. (Sold 08/06/2012)	1356202	Sold	Canada	Group	No	20 Toronto Street, 10th Floor, Toronto M5C 2B8, Canada
1717	MACQUARIE PRINCIPAL (SINGAPORE) PTE. LTD.	200703284G	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1719	Macquarie Private Markets Fund GP S.à r.l	B162599	Active	Luxembourg	Group	Yes	4, rue Heinrich Heine, L-1720, Luxembourg
1720	Macquarie Private Markets Fund S.C.A., SICAV-FIS	B162637	Active	Luxembourg	Group	Yes	4, rue Heinrich Heine, L-1720, Luxembourg
1722	Macquarie Private Wealth Corp./Gestion Privee Macquarie Corp.	1405135	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1723	Macquarie Private Wealth Inc./Gestion Privee Macquarie Inc.	1745409	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1728	MACQUARIE PROPERTY FINANCE LIMITED (Liquidated (solvent) 29/08/2011)	AK640307	Liquidated (solvent)	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1729	Macquarie Rail Canada Limited	730170-7	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1730	MACQUARIE RAIL INC.	20-3609362	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1731	Macquarie Rail Limited	647475-6	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1732	MACQUARIE RAIL MANAGEMENT LLC	20-3609362	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1733	MACQUARIE REAL ESTATE ADVISORY SERVICES LLC	26-3872414	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1734	MACQUARIE REAL ESTATE AFRICA A (PROPRIETARY) LIMITED (De-registered 05/10/2011)	2007/032542/07	De-registered	South Africa	Group	No	The Place, 1 Sandton Drive (South Building), Sandton, 2196, South Africa

1735	MACQUARIE REAL ESTATE AFRICA B (PROPRIETARY) LIMITED (De-registered 05/10/2011)	2007/032550/07	De-registered	South Africa	Group	No	The Place, 1 Sandton Drive (South Building), Sandton, 2196, South Africa
1736	MACQUARIE REAL ESTATE CAPITAL KK (De-registered 27/10/2011)	0100-01-089825	De-registered	Japan	Group	No	28/F, New Otani Garden Court, 4-1, Kioichi, Chiyoka-ku, Tokyo, Japan
1737	MACQUARIE REAL ESTATE COMPANY (Dissolved 15/12/2010)		Dissolved	United States	Group	No	The Corporation Trust Inc., 300 East Lombard Street, Baltimore MD 21202, United States
1738	Macquarie Real Estate Europe Limited (Sold 01.03.2010)	05779777	Sold	United Kingdom	Group	No	235 Old Marylebone Road, England, NW1 5QT, United Kingdom
1739	MACQUARIE REAL ESTATE FINANCE CONSULTING INC (Dissolved 28/09/2011)	22-3837771	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1740	MACQUARIE REAL ESTATE FINANCE INC	22-3845767	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1741	MACQUARIE REAL ESTATE HOLDINGS INC (Dissolved 20/05/2011)	20-5331405	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1742	MACQUARIE REAL ESTATE INC	13-4055193	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1743	Macquarie Real Estate Investments Europe Limited	6421191	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1744	MACQUARIE REAL ESTATE KOREA LTD.	104-81-74725	Active	Korea, Republic of	Group	Yes	(4th Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1745	MACQUARIE REAL ESTATE LATAM ADVISORS LLC (DISSOLVED 25.03.2009)	4504562	Dissolved	United States	Group	No
1746	MACQUARIE REAL ESTATE OPPORTUNITIES FUND LLC (Dissolved 31/12/2010)	26-4177121	Dissolved	United States	Group	No	125 W 55th Street , Level 22, New York NY 10018, United States
1747	MACQUARIE REAL ESTATE OPPORTUNITIES MASTER FUND (Dissolved 30/09/2011)	223524	Dissolved	Cayman Islands	Group	No	C/o M&C Corporate Services Limited, Po Box 309Gt, Ugland House, South Church Street, George Town, Cayman Islands
1748	MACQUARIE REAL ESTATE SINGAPORE PTE. LIMITED (Dissolved 18/12/2012)	200509669E	Dissolved	Singapore	Group	No	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
1749	Macquarie Real Estate Telecom Holdings LLC (Dissolved 05/07/2012)	20-8745572	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1750	Macquarie Real Invest GmbH (in liquidation)	HRB 86922	In Liquidation	Germany	Group	Yes	Promenadeplatz 8, D-80333 Munich, Germany

1752	MACQUARIE REC MAURITIUS (HOLDINGS) LIMITED (Dissolved on 15/02/2010)	64069C1/GBL	Dissolved	Mauritius	Group	No	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1753	MACQUARIE REC MAURITIUS (NO. 1) LIMITED (Dissolved on 18/03/2010)	64071C1/GBL	Dissolved	Mauritius	Group	No	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
1754	Macquarie Regional Shareholdings (UK) Limited (Dissolved 03/05/2011)	04535338	Dissolved	United Kingdom	Group	No	Level 30, CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1757	MACQUARIE RENEWABLE ENERGY INC	26-1386300	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1759	Macquarie Resource Capital Canada Ltd.	672846-4	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1760	Macquarie Restorations Limited	07055620	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1761	MACQUARIE RESTRUCTURING AND SPECIAL SITUATIONS INC. (Dissolved 25/01/2011)	26-1149350	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1762	Macquarie Retail Management (Asia) Limited	998584	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1763	MACQUARIE RETAIL REAL ESTATE MANAGEMENT LIMITED	1273174	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1764	MACQUARIE RG INVESTMENTS LIMITED (Struck Off on 07/09/2007)	37450	Struck Off	Bermuda	Group	No	Washington Mall 1, 3rd Floor, Reid Street, Hamilton Hm 11, Bermuda
1774	MACQUARIE SC INVESTMENTS INC (Dissolved 13/09/2010)	20-4438523	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1775	MACQUARIE SECURITIES (AUSTRALIA) LIMITED SHANGHAI REPRESENTATIVE OFFICE	310000500275474	Active	China	Group	Yes	Level 3, The Centre, 989 Chang Le Road, Shanghai, China
1776	Macquarie Securities (Canada) Ltd. (Dissolved 03.09.2009)	4181603	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1777	MACQUARIE SECURITIES (NZ) LIMITED	1748511	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1778	MACQUARIE SECURITIES (THAILAND) LIMITED	0105539119915	Active	Thailand	Group	Yes	28th Floor, CRC Tower, All Seasons Place, 87/2 Wireless Road, Lumpini, Patumwan, Bangkok 10330, Thailand
1779	Macquarie Securities (UK) Limited	7283920	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1780	Macquarie Securities Financing Ltd (Canada)	728007-6	Active	Canada	Group	Yes	181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1781	MACQUARIE SECURITIES KOREA LIMITED	104-81-99444	Active	Korea, Republic of	Group	Yes	(3rd Floor, Hanwha Building, Sogong-dong), 109 Sogong-ro, Jung-gu, Seoul, 100-755, Korea, Republic of
1782	MACQUARIE SECURITIES SOUTH AFRICA (PROPRIETARY) LIMITED	2006/023546/07	Active	South Africa	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Cape Town, 7925, South Africa

1783	MACQUARIE SECURITISATION (HONG KONG) LIMITED	641342	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1785	Macquarie Securitization USA LLC	20-1702053	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1786	MACQUARIE SERVICES (HONG KONG) LIMITED	496224	Active	Hong Kong	Group	Yes	Level 18, One International Finance Centre, 1 Harbour View Street, Central, Hong Kong
1787	Macquarie Services (Mexico), S.A. de C.V.	MSM081013GR9	Active	Mexico	Group	Yes	Av. Paseo de la Reforma No. 115 Ofnas 603 y 604, Col. Lomas de Chapultepec Delg. Miguel Hidalgo, C.P. 11000 Mexico D.F., Mexico
1788	Macquarie Services (USA) Partners	27-3610899	Active	United States	Group	Yes	125 West 55Th Street, New York, New York 10019, United States
1789	Macquarie Servicos Agricolas Limitada	11.988.470/001-21	Active	Brazil	Group	Yes	727 -14 and -cjs. 1401 e 1402 , Ribeirao Preto, SP, Brazil 14026 - 040, Brazil
1791	Macquarie Sierra Investment Holdings Inc.	45-4703789	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1794	Macquarie Spain S.L. (Dissolved 30/07/2010)	B84472539	Dissolved	Spain	Group	No	C/- S2g/deloitte, Plaza Pablo Ruiz Picasso, 1 Torre Picass, Madrid 28020, Spain
1799	MACQUARIE SPECIALISED ASSET MANAGEMENT (BERMUDA) LIMITED	EC#39329	Active	Bermuda	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1800	Macquarie Specialized Financing Ltd. (Dissolved)	4181611	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1802	Macquarie Storage Europe Limited (Dissolved 01/05/2012)	06068401	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1806	Macquarie Storage Investments Inc.		Active	United States	Group	Yes
1810	Macquarie Structured Products (Europe) GmbH	HRB 87430	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1811	Macquarie Structured Products (International) Limited (Registered as an external Company in South Africa)	2009/012427/10	Active	South Africa	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
1812	MACQUARIE STRUCTURED PRODUCTS ASIA LIMITED (Dissolved 13/01/2012)	583316	Dissolved	Virgin Islands, British	Group	No	Romasco Place, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British
1813	MACQUARIE STRUCTURED PRODUCTS ASIA LIMITED (NON HONG KONG COMPANY) (Ceased place of business effective 24/10/2011)	F14239	Ceased Place of Business	Hong Kong	Group	No	Romasco Place, Wickhams Cay 1, P. O. Box 3140, Road Town, Tortola, VG1110, Virgin Islands, British
1814	Macquarie Structured Securities (Europe) Public Limited Company	489855	Active	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1815	MACQUARIE TCG (USA) LLC	20-5913559	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1816	MACQUARIE TECHNOLOGIES (M) SDN BHD	392769-T	In Liquidation	Malaysia	Group	Yes	10th Floor, Menara Hap Seng, No. 1 & 3 Jalan P. Ramlee, 50250 Kuala Lumpur, Malaysia
1817	MACQUARIE TECHNOLOGY HOLDINGS (MALTA) LIMITED	C41050	To Be Liquidated	Malta	Group	Yes	171 Old Bakery Street, Valletta VLT 1455, Malta
1818	Macquarie Technology Services (Canada) Ltd.	680639-2	Active	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
1821	Macquarie Townsend LLC	27-1215532	Active	United States	Group	Yes
1822	MACQUARIE TRADING HOLDINGS INC.	26-3372952	Active	United States	Group	Yes	125 West 55th Street, Level 22, New York NY 10019, United States
1823	MACQUARIE TRADING SERVICES INC	20-5913622	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1826	MACQUARIE TRANSMISSION MICHIGAN INC - (Sold 10/10/2006)	2585698	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1827	MACQUARIE TREASURY AND COMMODITIES (JAPAN) LIMITED (De-registered 23/04/2012)	0100-01-119358	De-registered	Japan	Group	No	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
1828	MACQUARIE TREASURY FINANCE (NZ) LIMITED - LIQUIDATED	1888243	Liquidated (solvent)	New Zealand	Group	No	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1829	MACQUARIE TREASURY MANAGEMENT LTD.	28999	Active	Bermuda	Group	Yes	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1830	Macquarie Treuvermögen GmbH	HRB 76979	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
1831	Macquarie Trustees Limited (Dissolved 16/10/2012)	06697750	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1832	Macquarie Trustees South Africa (Proprietary) Limited	2007/035961/07	Active	South Africa	Group	Yes	The District, Level 6, 41-45 Sir Lowry Road, Woodstock, Capetown, 7925, South Africa
1833	Macquarie UK Holdings Limited	02579363	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1834	Macquarie UK Power Investments Limited	8248121	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1836	Macquarie UK Rail Limited	8253776	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1837	Macquarie United Kingdom Finance Limited (Struck off 30.06.2009)	MC-205450	Struck Off	Cayman Islands	Group	No	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1838	Macquarie United Kingdom GEFS Limited - struck off 30.06.2009	MC-205438	Struck Off	Cayman Islands	Group	No	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1839	Macquarie US Gas Supply LLC	46-1366111	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

1841	Macquarie US Trading LLC	45-2856257	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
1844	MACQUARIE VEHICLES (NZ) LIMITED	261723	Active	New Zealand	Group	Yes	Level 17, Lumley Centre, Shortland St, Auckland, New Zealand
1845	Macquarie Veridian Cove Inc.	26-2274361	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1846	Macquarie Verwaltungs GmbH	HRB 232580	Active	Germany	Group	Yes	Kaiserstraße 15, 76646 Bruchsal, Germany
1847	Macquarie Water Heater Rentals Holdings 2 LLC	26-1573148	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1848	Macquarie Water Heater Rentals Holdings LLC	26-0371235	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1849	Macquarie Water Heater Rentals LLC	26-0371235	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1850	MACQUARIE WATERFRONT PEARL INC.	27-0201039	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1851	MACQUARIE WEALTH MANAGEMENT (INDIA) PRIVATE LIMITED (Struck Off 06.09.2011)	168966	Struck Off	India	Group	No	Level 3, Mafatlal Center, Nariman Point, Mumbai, 400 021, India
1853	Macquarie Zhaopin Holdings Limited	213181	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY1 9001, Cayman Islands
1854	Macquarie-PowerFin Solar, LLC		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1872	MALL Jet Partners LDC	66195	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1874	MALL Partners I, LDC	66690	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1875	MALL Partners II (Ireland) Limited (Dissolved 29/11/2010)	434038	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, Ireland
1876	MALL Partners II Limited	86503	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands

1878	MALL Partners III Limited	CR-93169	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
1879	MALL/CL Air (Ireland) Limited (Dissolved 29/11/2010)	337736	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
1880	MALL/CL Air Leasing Cooperative Association	54786	Active	(Netherlands Antilles)	Group	Yes	Intertrust Curacao, Zeelandia Office Park, Kaya W.F.G. (Jombi) Mensing 14, 2nd Floor, Willemstad, Curaçao
1895	MAP II GP Limited	MC-257951	Active	Cayman Islands	Group	Yes	Maples & Calder, Po Box 309, Ugland House, South George Street, George Town, Grand Cayman, KY1-1104, Cayman Islands
1904	MARINE SERVICES HOLDINGS LIMITED (Sold)	40366	Sold	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
1907	MARKGOLD INTERNATIONAL HOUSING AND LAND CONSULTING (BEIJING) CO LTD (De-registered)		De-registered	China	Group	No	Rm 1010-1011, Rouy Chair Intl Building, 8 Yong An Dong Li, Jian Guo Men Wai Ave, Chao Yand District, Beijing 100022, China
1914	MASA (France) SARL	500773510 RCS Paris	Active	France	Group	Yes	52, FR, rue de la Victoire, 75009 Paris, France
1915	MASB (France) SARL	500773726 RCS Paris	Active	France	Group	Yes	52, FR, rue de la Victoire, 75009 Paris, France
1916	MASC (France) SARL	509 298 634 RCS Paris	Active	France	Group	Yes	52 rue de la Victoire, 75009, Paris, FR, France
1917	MASL (Labuan) Limited	LL08078	Active	Malaysia	Group	Yes	Level 15(A2), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 Labuan F.T., Wilayah Persekutuan, Malaysia
1918	MASL Ireland (1) Limited	443633	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, Ireland
1919	MASL Ireland (10) Limited	446197	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1920	MASL Ireland (11) Limited	446196	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1921	MASL Ireland (12) Limited	446195	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1922	MASL Ireland (13) Limited	446206	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1923	MASL Ireland (14) Limited	446207	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1926	MASL Ireland (17) Limited	446210	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1927	MASL Ireland (18) Limited	446187	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1928	MASL Ireland (19) Limited	446188	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1929	MASL Ireland (2) Limited	446205	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

1930	MASL Ireland (20) Limited	446189	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1931	MASL Ireland (21) Limited	446190	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1932	MASL Ireland (22) Limited	446191	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1933	MASL Ireland (23) Limited	446192	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1934	MASL Ireland (24) Limited	447475	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1935	MASL Ireland (25) Limited	447474	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1936	MASL Ireland (26) Limited	447987	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1937	MASL Ireland (27) Limited	448204	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1938	MASL Ireland (28) Limited	447980	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1939	MASL Ireland (29) Limited	447981	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1940	MASL Ireland (3) Limited	446204	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1941	MASL Ireland (30) Limited	447982	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1942	MASL Ireland (31) Limited	447983	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1943	MASL Ireland (32) Limited	447984	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1944	MASL Ireland (33) Limited	447985	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1945	MASL Ireland (34) Limited	451456	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1946	MASL Ireland (35) Limited	451173	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1947	MASL Ireland (36) Limited	452129	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1948	MASL Ireland (37) Limited	452130	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1949	MASL Ireland (38) Limited	453683	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1950	MASL Ireland (39) Limited	453684	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1951	MASL Ireland (4) Limited	446203	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1952	MASL Ireland (5) Limited	446202	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1953	MASL Ireland (6) Limited	446201	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

1954	MASL Ireland (7) Limited	446200	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1955	MASL Ireland (8) Limited	446199	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1956	MASL Ireland (9) Limited	446198	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1957	MASL Sweden (1) AB	556734-5524	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1958	MASL Sweden (2) AB	556734-6068	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1959	MASL Sweden (3) AB	556734-9310	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1960	MASL Sweden (4) AB	556734-9328	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1961	MASL Sweden (5) AB	556734-9336	Dissolved	Sweden	Group	No	P.O. Box 1703, SE-1187, Stockholm, Sweden
1962	MASL Sweden (6) AB	556734-9344	Dissolved	Sweden	Group	No	P.O. Box 1703, SE-1187, Stockholm, Sweden
1963	MASL Sweden (7) AB	556741-2498	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1964	MASL Sweden (8) AB	556741-2506	Active	Sweden	Group	Yes	P.O. Box 1703, SE-1187, Stockholm, Sweden
1965	MASL UK (1) Limited	06386342	Active	United Kingdom	Group	Yes	Enterprise House, 21 Buckle Street, London, England, E1 8NN, United Kingdom
1967	Mayven UK Limited (Dissolved 25/05/2010)	5842104	Dissolved	United Kingdom	Group	No	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
1969	MC CAPITAL GROUP	363941	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
1970	MCA ACQUISITION CORP. (Liquidated (solvent) 16/03/2012)	MC-207028	Liquidated (solvent)	Cayman Islands	Group	No	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1971	MCA ACQUISITION HOLDINGS CORP. (Liquidated (solvent) 16/03/2012)	MC-207027	Liquidated (solvent)	Cayman Islands	Group	No	Maples Corporate Services Limited, P O Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
1972	MCAF Holdco Inc. (Dissolved 01/09/2011)	27-2669030	Dissolved	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
1980	MCP Solar Assets Partners I LLC	26-1386300	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
1981	MCP Solar Assets Partners II LLC	26-2282798	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2009	MEF MERGER LLC	N/A	Merged	United States	Group	No

2010	MEF US HOLDINGS INC.	26-3834702	Active	United States	Group	Yes	1209 Orange Street, Wilmington, New Castle DE 19801, United States
2022	MEIF (UK) Limited	04866246	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2094	Merino Air (France) S.A.R.L. (Dissolved 12/11/2010)	477646152 RCS Paris	Dissolved	France	Group	No	41-43 rue de Cronstadt, 75015, Paris, FR, France
2095	Merino Air Leasing, Inc.		Active	United States	Group	Yes	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
2122	MGIG UK Holdings Limited (Dissolved 24/11/2009)	5841526	Dissolved	United Kingdom	Group	No	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2123	MGIG UK Limited (Dissolved 24/11/2009)	5841542	Dissolved	United Kingdom	Group	No	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2124	MGIG US HOLDINGS LLC (DEREGISTERED 13.11.2007)	4172509	De-registered	United States	Group	No
2126	MGJ HOLDINGS PTE. LIMITED	200708397H	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
2137	MGOP Feeder I GP LLC	20-8983572	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2147	MGUIGP Limited (Struck Off 25/05/2010)	5622726	Struck Off	United Kingdom	Group	NO	Level 35, Citypoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2149	MIAC GROUP LTD (Liquidated (solvent) 16/04/2012)	44351	Liquidated (solvent)	Bermuda	Group	No	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
2150	MIAC HOLDINGS (US) INC.	26-4389136	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2151	MIAC REINSURANCE LTD (Dissolved 21/03/2012)	44352	Dissolved	Bermuda	Group	No	Canons Court, 22 Victoria Street, Hamilton Hm 12, Bermuda
2152	MIAC SERVICES INC.	26-4389305	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2173	MIF Leasing GmbH (Dissolved 20/09/2012)	HR B 82517	Dissolved	Germany	Group		c/o Macquarie Bank International Limited, Promenadeplatz 8, 80333 Munich, Germany
2174	MIF US Investment Holdings LLC	20-8723490	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2175	MIF US INVESTMENT PARTNERSHIP	20-8879012	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America

2181	MIH BERMUDA 1 LIMITED (Dissolved on 16/05/2011)	38098	Dissolved	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
2182	MIH BERMUDA 2 LIMITED (Dissolved on 16/05/2011)	38099	Dissolved	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
2183	MIH LUXEMBOURG SA	B116908	Dissolved	Luxembourg	Group	No	5 rue Guillaume Kroll, BP 2501, L-1882, Luxembourg
2184	MIHI LLC	13-3789912	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2192	MIOM 2 LIMITED (Dissolved 05/05/2010)	114788C	Dissolved	Isle of Man	Group	No	33-37 Athol Street, Douglas, IM1 1LB, Isle of Man
2247	MIREF INTERNATIONAL HOLDINGS LIMITED (Dissolved on 21/07/2010) - Still pending Formal Closure	59705C1/GBL	Dissolved	Mauritius	Group	Yes	Rogers House, 5, President John Kennedy Street, Port Louis, Mauritius
2250	MJL ACE LTD.	0100-02-032951	Dormant	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
2251	MJL BAY LTD.	0100-02-032952	Dormant	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda-ku, Tokyo, Japan
2256	MKOI LLC (DEREGISTERED 23.01.2009)		De-registered	United States	Group	No	2711 Centerville Road #400, Wilmington, De, 19808, United States
2271	MMT I LLC (Dissolved 06/07/2012)	13-3789912	Dissolved	United States	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2272	MMUSA Warehouse No. 1 LLC	20-1702053	To Be Liquidated	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2278	Mongoose Acquisition LLC	810 610 205	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2279	Monkwell Investments Limited	WK-133920	Active	Cayman Islands	Group	Yes	190 Elgin Avenue, George Town, Grand Cayman KY1-9005, Cayman Islands
2280	Montebianco Sport S.R.L. (Dissolved 22/03/2011)	05294380968	Dissolved	Italy	Group	No	Via Viviani Vincenzo 8, 20124 Milano, Italy
2281	Moonstone Lien Investments, LLC	20-5336393	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2302	MPFI Investments 1 Limited (Dissolved 18/04/2012)	460268	Dissolved	Ireland	Group	No	25 Suffolk Street, Dublin 2, Ireland
2304	MPFI INVESTMENTS LIMITED	451722	Active	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2322	MQ ABSOLUTE RETURN STRATEGIES - ASIA	MC-162571	To Be Liquidated	Cayman Islands	Group	Yes	M & C Corporate Services Limited, Po Box 309 Gt, Ugland House, South Church Street, George Town, Grand Cayman

2323	MQ Absolute Return Strategies - Asia LLC (Dissolved 27/09/2011)		Dissolved	United States	Group	No	c/o Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2329	MQ HELIX UK Market Strategy 1 L.P. (Dissolved 21/12/2011)		Dissolved	Guernsey	Group	No	PO Box 60, Carinthia House, 9-12 The Grange, St Peter Port, GY1 4BF, Guernsey
2337	MQG Commodities (India) Private Limited	U51909MH2012FTC226545	Active	India	Group	Yes	92 Level 9, 2 North Avenue, Maker Maxity, Bandra Kurla Complex, Bandra East, Mumbai, Maharashtra, 400051, India
2338	MREC OP 1 LLC (Dissolved 13/12/2010)	38-3772152	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2354	MSCR FINANCE, LLC (SOLD 2/10/06)		Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2362	MUNICIPAL AND INFRASTRUCTURE ASSURANCE CORPORATION (Sold 15/06/2011)	26-2999764	Sold	United States	Group	No	125 West 55th Street, Level 22, New York NY 10019, United States
2369	MXMM 6 Limited (Dissolved 02/02/2010)	6454139	Dissolved	United Kingdom	Group	No	CityPoint, 1 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2370	MXMM GmbH	FN215363K	Active	Austria	Group	Yes	Kärntner Straße 28, 1010 Wien, Austria
2387	NCH Symphony Limited (in voluntary liquidation)	451296	In Liquidation	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2414	NDI NO.1 LLC	n/a	To Be Liquidated	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2416	Negombo Kft (Liquidated 02/09/2010)	01-09-883685	Liquidated (solvent)	Hungary	Group	No	Alkotás u. 11, 1123 Budapest, Hungary
2418	NEPTUNE EXPRESS OFFSHORE LIMITED (Sold)	40779	Sold	Bermuda	Group	No	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
2423	New Jersey Boardwalk Lien Investments, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2424	New Tristone LLC (Dissolved 15/09/2011)		Dissolved	United States	Group	No	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2425	New World Gaming International S.a.r.l	B132283	Active	Luxembourg	Group	Yes	46, Place Guillaume II, L-1648 , Luxembourg
2429	New York Crystal Swan Investments, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2431	NEWBERG-DUNDEE CONCESSION COMPANY, LLC (DISSOLVED)		Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2466	NWG Canada Investments Ltd.	BC0883591	Active	Canada	Group	Yes	Blake, Cassels & Graydon LLP, 595 Burrard Street, P.O. Box 49314, Suite 2600, Three Bentall Centre, Vancouver BC V7X 1L3, Canada

2477	OCEANTRANS INVESTMENTS LIMITED (SOLD)	40367	Sold	Bermuda	Group	No	Clarendon House, 2 Church Street, Hamilton Hm11, Bermuda
2479	O’Farrell Leasing (Holdings) Ltd.	CR-114570	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
2480	O’Farrell Leasing (Ireland) Limited (Dissolved 29/11/2010)	349955	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland
2483	OLF, LLC	27-4650575	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2484	One Call Debt Help LLC	26-33383464	Dormant	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2489	OPEN TELECOMMUNICATIONS NZ LIMITED	966487	Struck Off	New Zealand	Group	No	E&Y, National Mutual Centre, 37-41 Shortland St, Auckland, New Zealand
2494	OW Funding Limited	205391	Active	Cayman Islands	Group	Yes	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
2502	PADUA MG HOLDINGS LLC	26-1286651	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2517	PASLEY INTERNATIONAL LIMITED (SOLD 30/06/2009)	180547	Sold	Virgin Islands, British	Group	No	P O Box 957, Offshore Incorporations Centre, Road Town, Tortola, Virgin Islands, British
2518	Pathglade Limited (in voluntary liquidation)	490262	In Liquidation	Ireland	Group	Yes	First Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland
2541	PENROSE PARKING LIMITED (Struck Off 14/02/2011)	348118	Struck Off	New Zealand	Group	No	Level 14, 209 Queen Street, Auckland, New Zealand
2559	PIPEWAY LIMITED (Sold 07/11/2007)	02097769	Sold	United Kingdom	Group	No	Pipeway House, Bishopstone Lane Sayers Common, Hassocks, BN6 9HG, United Kingdom
2560	PIRANGUT CYPRUS NO. 1 LIMITED (Dissolved 01/09/2011)	C205320	Dissolved	Cyprus	Group	No	Arch. Kyprianou & Ay. Andreou Street, G Pavlides Court, 5th Floor, Limassol, 3036, Cyprus
2561	PIRANGUT CYPRUS NO. 2 LIMITED (Dissolved 01/09/2011)	C205304	Dissolved	Cyprus	Group	No	Arch. Kyprianou & Ay. Andreou Street, G Pavlides Court, 5th Floor, Limassol, 3036, Cyprus
2569	Poseidon Infrastructure InvestCo BVBA	0501.823.659	Active	Belgium	Group	Yes	De Keyserlei 5, kantoor 1602/B 2018 Antwerpen , Belgium
2570	Poseidon Infrastructure InvestCo Limited Partnership	LP15332	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2571	Poseidon Infrastructure InvestCo LP BVBA	0501.782.087	Active	Belgium	Group	Yes	De Keyserlei 5, kantoor 1602/A 2018 Antwerpen, Belgium
2573	Poseidon InvestCo GP Limited	08288421	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2575	Post Street Leasing Limited (Dissolved 29/11/2010)	297945	Dissolved	Ireland	Group	No	Level 1, South Bank House, Barrow Street, Dublin 4, IE, Ireland

2576	Presidio Partners LLC		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2582	PROCYON YUGEN KAISHA (DEREGISTERED)	0199-02-047048	De-registered	Japan	Group	No	28/F, New Otani Garden Court, 4-1, Kioichi, Chiyoka-ku, Tokyo, Japan
2594	PT EKSPRES SERVISINDO (SOLD)		Sold	Indonesia	Group	No	Beltway Office Park Building C,8Th Floor, Suite 801, Jl Letjen T.B Simatupang No., 41, Cilandar Timur, Jakarta Selatan, Indonesia
2595	PT EKSPRESINDO OFFSHORE TRANSPORT (SOLD)		Sold	Indonesia	Group	No	Beltway Office Park Building C,8Th Floor, Suite 801, Jl Letjen T.B Simatupang No., 41, Cilandar Timur, Jakarta Selatan, Indonesia
2596	PT Macquarie Capital Securities Indonesia	09.03.1.67.21972	Active	Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia
2597	PT MACQUARIE COMMODITIES INDONESIA	09.03.1.05.73897		Indonesia	Group	Yes	Indonesia Stock Exchange Tower 1, 8th Floor, Jl. Jend. Sudirman Kav. 52-53, Jakarta 12190, Indonesia
2598	PT MPM INDONESIA	09.03.1.70.68374	Active	Indonesia	Group	Yes	The Indonesia Stock Exchange Building, , Tower I, 8th floor, Jalan Jend Sudirman Kav.52-53, Jakarta 12190, Indonesia
2599	PT WANA HIJAU NUSANTARA	09.03.1.46.66473	Active	Indonesia	Group	No	Wisma Metropolitan II, 6th floor, Jl. Jenderal Sudirman Kav.29-31, Jakarta Selatan 12920, Indonesia
2607	Pure Montain Company S.A.S.	511 507 527 RCS Grenoble	Dormant	France	Group	Yes	98 rue louis barren, 38430, Saint-Jean, de Moirans, France
2609	QHA HOLDINGS LTD (Dissolved 05/01/2011)	41366	Dissolved	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
2610	QIMONDA LEASING TRUST 2007		Dissolved	United States	Group	No	Sandston, Virginia, United States
2614	QUALITY HEALTHCARE HOLDINGS LIMITED (Dissolved on 09/05/2011)	41337	Dissolved	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
2615	QUALITY HEALTHCARE LIMITED (Dissolved on 11/05/2011)	41336	Dissolved	Bermuda	Group	No	ISIS Fund Services Limited, Penboss Building, 2nd Floor, 50 Parliament Street, Hamilton , HM 12, Bermuda
2637	RED HOLLOW WIND LLC	26-5600465	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2644	Regal Capital Advisors, LLC	26-4167476	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2645	Regal Capital Group, LLC	26-4203808	Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States

2647	Relational Technology Services, Inc.		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
2650	RESOURCE MARINE PTE. LIMITED	200921086K	Active	Singapore	Group	Yes	10 Marina Boulevard, #17-01 Tower 2 Marina Bay Financial Centre, SINGAPORE 018983, Singapore
2651	Resource Marine Pte. Limited (UK Establishment)	FC029978	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2658	Retirement Financial Services, Inc.	23-2828161	Active	United States	Group	Yes	CSC, 2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
2661	RISMARK LIMITED (Dissolved 22/03/2011)	4878508	Dissolved	United Kingdom	Group	No	C/- LittleJohn, 2nd Floor, 1 Westferry Circus, London, United Kingdom
2665	Ropemaker Street Investments Limited (Dissolved 30/09/2011)	WK-119866	Dissolved	Cayman Islands	Group	No	Walker House, Mary Street, Po Box 908Gt, George Town, Grand Cayman, Cayman Islands
2666	Rossignol GmbH	CH -150.4.000.882-8	Active	Switzerland	Group	Yes	Rothusstrasse 19, Postfach 561, Hunenberg, Switzerland
2667	Rossignol Lange S.R.L.	P.I. 00351680079	Active	Italy	Group	Yes	Via San Gaetano, 31044, Montebelluna, Italy
2668	Rossignol Lange S.R.L. (Romania Representative Office)		Active	Romania	Group	No
2669	Rossignol Osterreich GmbH	FN Innsbruck 30814	Active	Austria	Group	Yes	Valiergasse 62/I, A 6020, Innsbruck, Austria
2670	Rossignol Sci S.R.L.	00161930029	Active	Italy	Group	Yes	Via Viviani Vincenzo 8, 20124 Milano, Italy
2671	Rossignol Ski Company, Incorporated	03-0258683	Active	United States	Group	yes	1413 Center Drive, P.O. Box 981060, Park City UT 84098, United States
2672	Rossignol Ski Deutschland GmbH	HRB 7401	Active	Germany	Group	Yes	Zielstattstrasse 9-11, 81379, Munchen, Germany
2683	SAN LING INVESTMENTS LIMITED (Dissolved 22/08/2012)	48603C1/GBL	Dissolved	Mauritius	Group	No	C/o: Multiconsult Limited, Rogers House, 5 President John Kennedy Street, Port Louis, Mauritius
2697	Sebring Loan Holder LLC		Active	United States	Group	Yes
2706	Service Line Warranties of America, Inc.		Active	United States	Group	Yes	CT Corporation System, 818 West 7th Street, Los Angeles CA 90017, United States
2707	Service Line Warranties of America, Inc.		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2712	SHANGHAI CHENGLI PROPERTIES CO LTD (SOLD 30/06/2009)	3100036445	Sold	China	Group	No	3 Shanxi Nan Road, Shanghai, China
2715	SHELBY ENERGY HOLDINGS, LLC	20-5913622	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2720	SHERLOCK SECURITIES LIMITED		Struck Off	Cayman Islands	Group	No	C/- M&C Corporate Services Limited, Po Box 309Gt, Ugland House,, Sth Church St, George Town, Grand Cayman, Cayman Islands
2722	Shichi Limited (in voluntary liquidation)	464139	Active	Ireland	Group	Yes	1st Floor, Connaught House, 1 Burlington Road, Dublin 4, Ireland

2727	SiCURAnt InvestCo GP Limited	7163380	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2728	SiCURAnt InvestCo Limited Partnership (Sold 17.09.2010)	LP013811	Sold	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2729	SiCURAnt InvestCo LP SPRL (sold 17/9/10)	0823.678.567	Sold	Belgium	Group	No	1050 Brussels, Avenue Louise, 331-333, Belgium
2734	Simply Wheelz LLC		Active	United States	Group	Yes
2743	Skis Dynastar S.A.S.	606 320 174 RCS ANNECY	Active	France	Group	Yes	Route de Geneve, 74700, Sallanches, France
2744	Skis Dynastar, Inc	03-0265132	Active	United States	Group	yes	1413 Center Drive, P.O. Box 981060, Park City UT 84098, United States
2745	Skis Rossignol - Club Rossignol (Chinese Rep Office)	808000	Active	China	Group	No
2746	Skis Rossignol de Espana, S.L.	B 08 - 266140	Active	Spain	Group	Yes	Poligono Industrial, Santa Maria de Artes, 08271, Artes, Province de Barcelone, Spain
2747	Skis Rossignol S.A.S.	056 502 958 RCS GRENOBLE	Active	France	Group	Yes	98 rue louis barren, 38430, Saint-Jean, de Moirans, France
2759	Societe Civile Immobiliere Promo-Star	320 114 937	Active	France	Group	Yes	66 Av De Geneve, 74700, Sallanches, France
2769	South Carolina Sandy Tyger Investments, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2789	Specialty Finance Holdings, Inc.		Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2795	Stanyan Leasing Corporation (Dissolved 21/12/2011)		Dissolved	United States	Group	No	2711 Centerville Road, Suite 400, Wilmington DE 19808, United States
2810	Structural Support Systems Germany GmbH	HRB80040	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
2814	SUNRISE CONCESSION COMPANY, LLC (DISSOLVED)		Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2825	TAIKANSAN KAIHATSU LIMITED	0100-02-017866	Active	Japan	Group	Yes	New Otani Garden Court, 4-1 Kioi-cho, Chiyoda- ku, Tokyo, Japan
2830	Tank Devils Ltd (Sold 06/12/2011)	6740344	Sold	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2837	TAURUS AEROSPACE GROUP INC.	26-1233254	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2838	TAURUS AEROSPACE GROUP LLC	26-1233254	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2839	Taurus Aerospace Holdings, LLC		Active	United States	Group	Yes

2840	Taurus Tanks Inc. (Sold 06/12/2011)	26-3074053	Sold	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2841	Tax Ease CA, LLC	20-5474013	Dormant	United States	Group	Yes
2842	Tax Ease Employee Services Company LLC	20-2937172	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2843	Tax Ease Funding GP LLC	75-3130887	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2844	Tax Ease Funding Two, LLC		Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2845	Tax Ease Funding, LLC	75-3130885	Active	United States	Group	Yes	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States
2846	Tax Ease Holdings LLC		Dormant	United States	Group	Yes
2847	Tax Ease Lien Investments 1 LLC	20-2937080	Active	United States	Group	Yes
2848	Tax Ease Lien Servicing LLC	26-4377481	Active	United States	Group	Yes
2849	Tax Ease NY, LLC	41-2228674	Dormant	United States	Group	Yes	14901 Quorum Drive, Dallas TX 75254, United States
2850	Tax Ease Ohio, LLC	20-2937103	Active	United States	Group	Yes
2851	Tax Ease PA, Inc	42-1664041	Dormant	United States	Group	Yes
2852	Tax Ease, LP	75-3130882	Active	United States	Group	Yes
2867	Tension Services Germany GmbH (Amalgamated 03/12/2008)	HRB80067	Amalgamated	Germany	Group	No	Macquarie Bank Limited, Neue Mainzer Straße 75, Frankfurt Am Main 60311, Germany
2868	Tension Services Holdings GmbH	HRB80044	Active	Germany	Group	Yes	Untermainanlage 1, 60329 Frankfurt am Main, Germany
2872	Tex Funding	238030	Active	Cayman Islands	Group	Yes
2873	Texas Rail Terminal LLC		Active	United States	Group	Yes	CT Corporation System, 1209 Orange Street, Wilmington DE 19801, United States
2879	The Bluebell Transportation LLP	OC315196	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2887	The Goonzaran LLP	OC315171	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2893	THE MACQUARIE TOPI40 INVESTMENT TRUST		Dormant	South Africa	Group	Yes
2894	THE MF TRUST	IT1872/2007	Active	South Africa	Group	Yes	Level 6, The District, 41 Sir Lowry Road, Woodstock, Cape Town, Western Province, 7925, South Africa
2923	Tristone Capital Global Inc.	2012853459	Active	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2924	Tristone Capital Inc.	208568022	Active	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2925	Tristone Capital Limited	5366079	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2927	Tristone Capital Nominees Limited (Dissolved 31/01/2012)	06144124	Dissolved	United Kingdom	Group	No	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom

2929	Tristone Capital SA Ltd	2012712838	Active	Canada	Group	Yes	2020, 335 - 8th Avenue SW, Calgary AB T2P 1C9, Canada
2939	UCITS-Emerging Markets Fund		Active	Ireland	Group	No	Earlsfort Terrace, Dublin 2, Ireland
2940	UCITS-Global Estate Fund		Active	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland
2941	UCITS-Global Value Equity Fund		Active	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland
2942	UCITS-Large Cap Growth Fund		Active	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland
2943	UCITS-Large Cap Value Fund		Active	Ireland	Group	No	Earlsfort Terrace, Dublin, Ireland
2944	UKForex Limited (Sold 19/11/2010)	04631395	Sold	United Kingdom	Group	No	c/o UKForex Limited, 2nd floor, 48-54 Moorgate, London, England, EC2R 6EL, United Kingdom
2953	USP WARRANTIES EAST LLC (Dissolved 29/04/2011)	20-0258843	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2954	USP WARRANTIES WEST LLC (Dissolved 29/04/2011)	20-0258843	Dissolved	United States	Group	No	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2964	Utility Metering Services Limited	03705740	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
2965	Utility Service Partners Private Label of Virginia Inc.	45-2982811	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington DE 19801, United States
2966	UTILITY SERVICE PARTNERS PRIVATE LABEL, INC.	20-4282684	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County DE 19801, United States
2967	UTILITY SERVICE PARTNERS, INC.	20-0258843	Active	United States	Group	Yes	The Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, United States Of America
2968	Valley Leasing Limited	WK-137396	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, KY, KY1-9002, Cayman Islands
2969	VALUE LOAN MORTGAGE LLC	107-87-51612	Active	Korea, Republic of	Group	Yes	10F Credit Plaza, 13-13 Yeoido-dong, Youngdeungpo-gu, Seoul, Korea, Republic of
2991	WARATAH AIRCRAFT LEASING PTE LTD (SOLD) (See Note)	200604119K	Sold	Singapore	Group	No	21 Collyer Quay #10-01, Hsbc Building Singapore 049320, Singapore
3001	West Portal Leasing Limited	WK-166995	Active	Cayman Islands	Group	Yes	Walker House, 87 Mary Street, George Town, Grand Cayman, KY, KY1-9002, Cayman Islands
3024	Winslow Lien Investments, LLC	20-2937224	Dormant	United States	Group	Yes
3031	WORLDWIDE PARKING GROUP LIMITED (SOLD)	1200575	Sold	New Zealand	Group	No	Level 15, Phillips Fox Tower, 209 Queen Street, Auckland, New Zealand
3034	YBR Feeder GP Limited	5532426	Active	United Kingdom	Group	Yes	Ropemaker Place, 28 Ropemaker Street, London, EC2Y 9HD, United Kingdom
3037	YEUNG UK NO.1 (Dissolved on 25/01/2011)	MC-142957	Dissolved	Cayman Islands	Group	No	Po Box 309Gt, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands

3039	Yorkton Capital Partners II Inc.	1449995	In Liquidation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3040	Yorkton Capital Partners Inc.	1430727	In Liquidation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3043	Yorkton Partners 2001 Fund, LP	BIN 110589777	In Liquidation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3044	Yorkton Private Equity Limited Partnership	BIN: 101242931	In Liquidation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3045	Yorkton Private Equity Non-Resident Limited Partnership	BIN: 110078755	In Liquidation	Canada	Group	Yes	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3046	Yorkton Proprietary Asset Management Inc.	1716030	Dissolved	Canada	Group	No	Brookfield Place, 181 Bay Street, Suite 3100, Toronto ON M5J 2T3, Canada
3054	ZODIAC ENERGY HOLDINGS, LLC (Merged 01/02/2012)	20-5913622	Merged	United States	Group	No	c/o CT Corporation, 1209 Orange Street, Wilmington DE 19801, United States

SCHEDULE IV

OTHER MATERIALS

The “Other Materials” are limited to the materials attached to this Schedule IV.

None.

Schedule IV-1

SCHEDULE V

EXCLUDED INFORMATION

Excluded Information consists of the items encircled in the attached pages from the Prospectus.

Schedule V-1

Australian Tax Considerations

Taxation of Interest on US$ Notes

Payments of principal and interest on the notes will be reduced by any applicable withholding taxes. The issuer trustee is not obligated to pay any additional amounts to the noteholders to cover any withholding taxes.

In the opinion of Allen & Overy, Australian tax counsel for the manager, under current Australian tax laws, non-resident noteholders (who do not hold their notes as part of a business carried on in Australia, or through a permanent establishment in Australia), are not subject to Australian withholding tax on payments of interest where the interest withholding tax exemption under section 128F of the Australian Tax Act applies.

In the opinion of Allen & Overy, if an exemption from interest withholding tax under section 128F of the Australian Tax Act does not apply, any withholding tax applying to payments of interest will be a final tax and no further amount of Australian tax will be levied.

One or more underwriters have agreed with the issuer trustee to offer the US$ notes for subscription or purchase in accordance with certain agreed procedures and conditions contained in the underwriting agreement. It is expected that the issuer trustee will be able to demonstrate that the relevant public offer tests under section 128F will be satisfied in relation to the issuance and sale of the US$ notes if the agreed procedures and conditions contained in the underwriting agreement are complied with. One of these conditions is that the issuer trustee must not know or have reasonable grounds to suspect that a US$ note, or an interest in a US$ note, was being, or would later be, acquired directly or indirectly by any Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder. Accordingly, subject to limited exceptions, Offshore Associates of the issuer trustee, the capital unitholder or the income unitholder should not acquire the US$ notes. See “Australian Tax Matters— Taxation of Interest on US$ Notes—Non-Australian Noteholders – Interest Withholding Tax” in the prospectus.

Under current tax law, tax may be deducted on payments to an Australian resident noteholder or a non-resident holding the notes at or through a permanent establishment in Australia who does not provide the issuer trustee or intermediary with a tax file number or an Australian business number (where applicable) or proof of an appropriate exemption to quote such numbers.

Taxation of Profit on US$ Notes

In the opinion of Allen & Overy, non-resident noteholders will not be subject to Australian income tax on any profits derived from the sale or disposal of the notes, including by way of part or full repayment of principal on the notes by the issuer trustee, provided the profits do not have an Australian source, or where the non-resident is located in a country with which Australia has concluded a tax treaty, the notes are not held, and the sale and disposal of the notes does not occur, as part of a business carried on at or through a permanent establishment in Australia.

Prospective noteholders should obtain taxation advice from their own tax advisers in relation to the tax implications of an investment in the notes.

PLAN OF DISTRIBUTION

Underwriting

Under the terms and subject to the conditions contained in the US$ Underwriting Agreement (the “Underwriting Agreement”) dated as of [ ], 2013, among the Issuer Trustee, the Manager, Macquarie Leasing and RBS Securities Inc., as the representative of the several Underwriters listed below (the “Underwriters”), the Issuer Trustee has agreed to sell to each of the Underwriters, and each of the Underwriters has agreed to purchase from the Issuer Trustee, the principal amount of the US$ Notes set forth opposite its name below:

Principal Amount (US$) of:

Underwriter

Class A-1 Notes

Class A-2a Notes

Class A-2b Notes

Class A-3a Notes

Class A-3b Notes

Class A-4a Notes

Class A-4b Notes

RBS Securities Inc. $[ ] $[ ] $[ ] $[ ] $[ ] $[ ] $[ ]

J.P. Morgan Securities LLC $[ ] $[ ] $[ ] $[ ] $[ ] $[ ] $[ ]

Macquarie Capital (USA) Inc. $[ ] $[ ] $[ ] $[ ] $[ ] $[ ] $[ ]

ANZ Securities, Inc. $[ ] $[ ] $[ ] $[ ] $[ ] $[ ] $[ ]

The Underwriting Agreement provides that all classes of Notes must be issued and purchased (or retained by the Depositor or one or more of its affiliates) for any US$ Notes to be issued and purchased by the Underwriters. The Underwriting Agreement also provides that if any Underwriter defaults, the purchase commitments of the non-defaulting Underwriters may be increased or the offering may be terminated.

Initially Macquarie Leasing or one or more of its affiliates will retain the A$ Notes.

[The Underwriters propose to offer the US$ Notes initially at the public offering prices on the cover page of this prospectus supplement and to selling group members at the public offering prices less a concession not in excess of the amount set forth in the following table, expressed as a percentage of the relative principal balance. The Underwriters and selling group members may reallow a discount not in excess of the amount set forth in the following table to other broker/dealers. After the initial public offering, the Underwriters may vary from time to time the public offering price, selling concessions and reallowances to dealers that are members of the Financial Industry Regulatory Authority, Inc. and other terms of sale under the Underwriting Agreement and under such selling arrangements.]

Offering Restrictions

Australia

This prospectus is not a “Product Disclosure Statement” for the purposes of Chapter 7 of the Australian Corporations Act 2001 (Cth) and has not been lodged with the Australian Securities and Investments Commission as a disclosure document under Part 6D.2 of the Australian Corporations Act 2001 (Cth). Accordingly, each of the Underwriters has severally represented and agreed that it has not offered and will not offer, for issue, and has not invited and will not invite applications for the issue of the US$ Notes or offer the US$ Notes for sale or invite offers to purchase the US$ Notes to a person, unless (i) the minimum amount payable to the relevant Underwriter by each person for the US$ Notes (after disregarding any amount paid or payable or lent by the Underwriter or any associate (as determined under sections 10 to 17 of the Australian Corporations Act 2001 (Cth)) of the Underwriter, on acceptance of that offer by that person is at least A$500,000 (calculated in accordance with both section 708(9) of the Australian Corporations Act 2001 (Cth) and regulation 7.1.18 of the Corporations Regulations 2001 (as amended) of the Commonwealth of Australia) (or its equivalent in another currency), or (ii) the offer, invitation or sale otherwise does not require disclosure to investors under Part 6D.2 of the Australian Corporations Act 2001 (Cth), otherwise complies with the Australian Corporations Act 2001 (Cth) and is not made to a person who is a “retail client” within the meaning of section 761G of the Australian Corporations Act 2001 (Cth). In addition, the Underwriting Agreement contains provisions which require each of the Underwriters to take certain steps in relation to the offering of the US$ Notes so that the Issuer Trustee can establish that it has met the requirements of the Australian Income Tax Assessment Act 1936 (Cth) (see “Australian Tax Matters—Tax Status of the Trust” in the prospectus).

General

The US$ Notes may not be offered or sold, directly or indirectly, and neither this prospectus supplement and the prospectus nor any form of application, advertisement or other material, may be distributed in or from or published in any country or jurisdiction, except under circumstances that will result in compliance with all applicable laws and regulations.

LEGAL MATTERS

Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, will pass upon certain legal matters with respect to the US$ Notes, including certain U.S. federal income tax matters for Macquarie Management and Macquarie Leasing. Allen & Overy, Sydney, Australia, have passed or will pass upon certain legal matters, including certain Australian tax matters and the enforceability of foreign judgments, with respect to the US$ Notes for Macquarie Management and Macquarie Leasing and have passed or will pass upon some legal matters with respect to the US$ Notes for Perpetual Trustee Company Limited, including the enforceability of foreign judgments against Perpetual Trustee Company Limited. Certain legal matters relating to the US$ Notes will be passed upon for the Underwriters by Mayer Brown LLP, Chicago, Illinois.

•	the Issuer Trustee is a resident of Australia or is a non-resident carrying on business through an Australian Establishment when the interest is paid; and

•	the issue of the Notes satisfies the public offer test set out in section 128F(3), (3A) or (4) of the Australian Tax Act.

One or more underwriters have agreed with the Issuer Trustee to offer the US$ Notes for subscription or purchase in accordance with certain procedures intended to result in the public offer test being satisfied.

Under current Australian tax law, the public offer test will not be satisfied if, at the time of issue, the Issuer Trustee knew, or had reasonable grounds to suspect, that the US$ Notes, or an interest in the US$ Notes, was being, or would later be, acquired either directly or indirectly by an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, other than in the capacity of a dealer, manager or underwriter in relation to the placement of the US$ Notes, or in the capacity of a clearing house, custodian, funds manager or responsible entity of a registered scheme. The term “Offshore Associate” means an associate (as defined in section 128F(9) of the Australian Tax Act) of an entity that is either:

•	a non-resident of Australia that does not acquire the Notes or an interest in the Notes in carrying on a business in Australia at or through a permanent establishment of the associate in Australia; or

•

a resident of Australia that acquires the Notes or an interest in the Notes in carrying on a business in a country outside Australia at or through a permanent establishment of the associate in that country.

The exemption under section 128F also does not apply to interest paid by the Issuer Trustee to an Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust if, at the time of payment of the interest, the Issuer Trustee knows, or has reasonable grounds to suspect, that such person is an Offshore Associate and the Offshore Associate does not receive the payment in the capacity of a clearing house, paying agent, custodian, funds manager or responsible entity of a registered scheme.

Accordingly, the US$ Notes should not be acquired by any Offshore Associate of the Issuer Trustee, the income unitholder of the Trust or the capital unitholder of the Trust, subject to the exceptions referred to above.

The A$ Notes will not be offered in a manner which satisfies the public offer test in Section 128F and, accordingly, will not have the benefit of the section 128F exemption.

In the event that the exemption from interest withholding tax under section 128F does not apply, an exemption or reduction may nonetheless be available in certain circumstances under an applicable double tax agreement (referred to below).

SCHEDULE VI

FORM OF OFFICER’S CERTIFICATES

MACQUARIE LEASING PTY LIMITED

OFFICER’S CERTIFICATE

[      ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [        ], 20[  ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2013-1US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”) and (iv) [        ], as Underwriter and as Representative of [        ],[        ], and [        ]. as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [—], in [his][her] capacity as [—] of MLPL, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to MLPL:

(a)	the representations and warranties of MLPL contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of MLPL in the Transaction Documents are true and correct as of the dates as of which they are made therein and MLPL shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of MLPL or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-1

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-2

MACQUARIE SECURITIES MANAGEMENT PTY LIMITED

OFFICER’S CERTIFICATE

[      ], 20[  ]

Reference is made to the US$ Underwriting Agreement, dated [        ], 20[  ] (the “Underwriting Agreement”) among (i) Perpetual Trustee Company Limited in its capacity as trustee of the SMART ABS Series 2013-1US Trust (the “Issuer Trustee”); (ii) Macquarie Securities Management Pty Limited (the “Manager”); (iii) Macquarie Leasing Pty Limited (“MLPL”); and (iv) [        ], as Underwriter and as Representative of [        ],[        ] and [        ] as the several Underwriters. Capitalized terms used but not defined herein have the meanings assigned to them in the Underwriting Agreement.

The undersigned, [—], in [his][her] capacity as [—] of the Manager, and not in [his][her] personal capacity, hereby certifies that [he][she] has reviewed the Underwriting Agreement, the Time of Sale Information, the Other Materials and the Prospectus and that in relation to the Manager:

(a)	the representations and warranties of the Manager contained in the Underwriting Agreement are true and correct on and as of the Closing Date, the representations and warranties of the Manager in the Transaction Documents are true and correct as of the dates as of which they are made therein and the Manager shall have complied with all material agreements and all material conditions on its part to be performed or satisfied hereunder and under the Transaction Documents at or prior to the Closing Date;

(b)	since the respective dates as of which information is provided in the Time of Sale Information, the Other Materials and the Prospectus, there has not been any material adverse change or any development involving a likely material adverse change, in or affecting the business, management, financial position, stockholders’ equity or results of operations of the Manager or Macquarie Bank Limited, taken as a whole, otherwise than as set forth or contemplated in the Time of Sale Information, the Other Materials and the Prospectus.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Schedule VI-3

IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first above written.

SIGNED BY:

Name:
Title:

Schedule VI-4

SCHEDULE VII

RATING AGENCY INFORMATION

None.

Schedule VII

SCHEDULE VIII

SELLING CONCESSIONS AND REALLOWANCE DISCOUNTS

	Selling Concessions	Reallowance Discount
Class A-1 Notes	0.060%	0.030%
Class A-2a Notes	0.120%	0.060%
Class A-2b Notes	0.120%	0.060%
Class A-3a Notes	0.174%	0.087%
Class A-3b Notes	0.174%	0.087%
Class A-4a Notes	0.222%	0.111%
Class A-4b Notes	0.222%	0.111%

Schedule VIII

Table of Contents

1.	PURCHASE AND SALE	4

2.	OFFERING	5

3.	DELIVERY AND PAYMENT	6

4.	REPRESENTATIONS, WARRANTIES AND COVENANTS BY UNDERWRITERS	6

5.	REPRESENTATIONS AND WARRANTIES OF THE MACQUARIE PARTIES AND THE ISSUER TRUSTEE	9

6.	COVENANTS AND AGREEMENTS BY THE MANAGER, MLPL AND THE ISSUER TRUSTEE	19

7.	CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS	24

8.	INDEMNIFICATION AND CONTRIBUTION	26

9.	TERMINATION	30

10.	EFFECTIVENESS OF AGREEMENT; DEFAULT OF UNDERWRITERS	31

11.	EXPENSES	32

12.	CONSENT TO JURISDICTION; APPOINTMENT OF AGENT TO ACCEPT SERVICE OF PROCESS	32

13.	FOREIGN TAXES	33

14.	WAIVER OF IMMUNITIES	33

15.	JUDGMENT CURRENCY	33

16.	COMPUTATIONAL MATERIALS, ABS INFORMATIONAL MATERIALS AND ELECTRONIC COPY OF PRELIMINARY PROSPECTUS	34

17.	CERTAIN MATTERS RELATING TO THE ISSUER TRUSTEE	34

18.	SUCCESSORS	35

19.	ACTIONS BY REPRESENTATIVE; NOTICES	35

20.	ABSENCE OF FIDUCIARY RELATIONSHIP	36

21.	COUNTERPARTS	37

22.	INVESTMENT IN THE US$ NOTES	37

23.	AMENDMENTS; WAIVERS	37

24.	HEADINGS	37

25.	SEVERABILITY	37

26.	GOVERNING LAW	37

27.	WAIVER OF JURY TRIAL	38

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Schedule I	Purchase Commitments
Schedule II	List of Section 128F(9) Associates of the Issuer Trustee
Schedule III	List of Section 128F(9) Associates of the Macquarie Parties
Schedule IV	Other Materials
Schedule V	Excluded Information
Schedule VI	Forms of Officer’s Certificates
Schedule VII	Rating Agency Information
Schedule VIII	Selling Concessions and Reallowance Discounts

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